UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12.

GOLDMAN SACHS CAPITAL II

GOLDMAN SACHS CAPITAL III

(Name of Registrant as Specified in its Charter)

THE GOLDMAN SACHS GROUP, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies.

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

This filing on Schedule 14A includes the following:

•

a preliminary consent solicitation statement in respect of Goldman Sachs Capital II’s 5.793% Fixed-to-Floating Rate Normal APEX, liquidation amount $1,000 (the “Fixed-to-Floating Rate Normal APEX”); and

•	a preliminary consent solicitation statement in respect of Goldman Sachs Capital III’s Floating Rate Normal APEX, liquidation amount $1,000 (the “Floating Rate Normal APEX”).

Each holder of Fixed-to-Floating Rate Normal APEX or Floating Rate Normal APEX should refer to the appropriate preliminary consent solicitation statement.

January 9, 2012

Dear Normal APEX Holder:

The Goldman Sachs Group, Inc. (“Group Inc.”), the sponsor of Goldman Sachs Capital II (the “Trust”), is soliciting consents to amend certain provisions of (i) the Amended and Restated Declaration of Trust, dated as of May 15, 2007 (“Declaration of Trust”), of the Trust under which your Normal APEX were issued, (ii) the Subordinated Debt Indenture, dated as of February 20, 2004, as supplemented by the First Supplemental Indenture, dated as of February 20, 2004, and the Second Supplemental Indenture, dated as of May 15, 2007 (as so supplemented, the “Indenture”), each by and between Group Inc. and The Bank of New York Mellon, as Trustee (“Trustee”) and (iii) the Collateral Agreement, dated as of May 15, 2007 (the “Collateral Agreement”), by and among Group Inc., U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through The Bank of New York Mellon, as Property Trustee. The proposal is subject to approval of the holders of record (the “Holders”) as of January 19, 2012 (the “Record Date”) of a majority in aggregate liquidation amount Outstanding of our 5.793% Fixed-to-Floating Rate Normal APEX, liquidation amount $1,000 per security (the “Normal APEX”).

The purpose of the proposal is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Periods such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (as defined below) (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding June 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of September 1, 2012, December 1, 2012, March 1, 2013 and June 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day, and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings (collectively, the “Proposed Amendments”).

All capitalized terms used and not defined herein shall have the meaning ascribed to them in the attached Consent Solicitation Statement.

In order to approve the Proposed Amendments, Group Inc. must receive validly executed consents from holders as of the Record Date or their duly designated proxies (“Duly Designated Proxies”) representing a majority in aggregate liquidation amount Outstanding of Normal APEX on or prior to the Expiration Time and such consents must not be revoked. If Group Inc. obtains the Requisite Consents for the Proposed Amendments, it will, as promptly as practicable after the Expiration Time, pay to each Holder or its Duly Designated Proxy from whom properly executed and unrevoked Letters of Consent are received by Global Bondholder Services Corporation on or prior to the Expiration Time and not revoked, a fee equal to $10.00 in cash for each $1,000 in liquidation amount of Normal APEX (the “Consent Fee”).

A soliciting dealer fee of $5.00 for each $1,000 (the “Soliciting Dealer Fee”) in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying preliminary Consent Solicitation Statement, which describes the terms of the Proposed Amendments. This preliminary Consent Solicitation Statement is being sent to all holders of the Normal APEX on or about January 9, 2012. The Letter of Consent and return envelope will be attached to the definitive Consent Solicitation Statement filed with the SEC pursuant to Regulation 14A. Once the definitive Consent Solicitation Statement is filed and you receive your Letter of Consent and return envelope, please complete the Letter of Consent and return it by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of Global Bondholder Services Corporation, our Information and Tabulation Agent, set forth on the back cover page of the accompanying Consent Solicitation Statement. Consents must be submitted to Global Bondholder Services Corporation by 5:00 p.m., New York City time, on February 6, 2012.

Your response to this solicitation is important. Failure to return the Letter of Consent will have the same effect as a vote against approval of the Proposed Amendments.

Sincerely,

The Goldman Sachs Group, Inc.

PRELIMINARY CONSENT SOLICITATION STATEMENT

Subject to Completion or Amendment

CONSENT SOLICITATION STATEMENT

GOLDMAN SACHS CAPITAL II

Solicitation of Consents from the Holders of

5.793% Fixed-to-Floating Rate Normal APEX,

liquidation amount $1,000 per security (CUSIP No. 381427AA1)

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 6, 2012, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). CONSENTS MAY BE REVOKED ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

Subject to the terms and conditions set forth in this Consent Solicitation Statement, The Goldman Sachs Group, Inc. (“Group Inc.”), sponsor of Goldman Sachs Capital II, a statutory trust organized under Delaware law (the “Trust”), is hereby soliciting consents (such solicitation being referred to herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of the Trust’s 5.793% Fixed-to-Floating Rate Normal APEX, liquidation amount $1,000 per security (CUSIP No. 381427AA1) (the “Normal APEX”), to a proposal to amend certain provisions of (i) the Amended and Restated Declaration of Trust governing the Normal APEX, dated as of May 15, 2007 (the “Declaration of Trust”), by and among Group Inc., The Bank of New York Mellon, as Property Trustee (the “Property Trustee”), The Bank of New York (Delaware), as Delaware Trustee (“Delaware Trustee”), the Administrative Trustees named therein (the Property Trustee, the Delaware Trustee and the Administrative Trustees collectively, the “Trustees”) and the holders of the trust securities, (ii) the Subordinated Debt Indenture, dated as of February 20, 2004, as supplemented by the First Supplemental Indenture, dated as of February 20, 2004, and the Second Supplemental Indenture, dated as of May 15, 2007 (as so supplemented, the “Indenture”), each by and between Group Inc. and The Bank of New York Mellon, as Trustee, and (iii) the Collateral Agreement, dated as of May 15, 2007 (the “Collateral Agreement”), by and among Group Inc., U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through the Property Trustee.

Important Notice Regarding the Availability of Consent Solicitation Materials

This Consent Solicitation Statement is available at www.gbsc-usa.com/Goldman

If you want to receive a paper or e-mail copy of this Consent Solicitation Statement, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 30, 2012, to facilitate timely delivery.

Requests for copies of this Consent Solicitation Statement should be directed to the Information and Tabulation Agent at the address, e-mail or telephone numbers set forth on the back cover of this Consent Solicitation Statement.

The Solicitation Agent for the Consent Solicitation is:

Goldman, Sachs & Co.

January 9, 2012

The purpose of the Proposed Amendments is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Periods such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (as defined below) (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding June 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of September 1, 2012, December 1, 2012, March 1, 2013 and June 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings (collectively, the “Proposed Amendments”).

Capitalized terms used in this Consent Solicitation Statement that are not otherwise defined herein have the meaning set forth in the Declaration of Trust, the Indenture or the Collateral Agreement, as the case may be.

For a more detailed description of the Consent Solicitation and the Proposed Amendments, see “Purpose and Effects of the Consent Solicitation” and “The Proposed Amendments” below.

If validly executed consents from Holders or their duly designated proxies (“Duly Designated Proxies”) representing a majority in aggregate liquidation amount Outstanding (as defined below) of Normal APEX (the “Requisite Consents”) are received on or prior to the Expiration Time and not properly revoked, Group Inc. will, as promptly as practicable after the Expiration Time, pay to each Holder or its Duly Designated Proxy from whom properly executed and unrevoked Letters of Consent are received by Global Bondholder Services Corporation (the “Information and Tabulation Agent”) on or prior to the Expiration Time (each, a “Consenting Holder”) a fee equal to $10.00 in cash for each $1,000 in liquidation amount of Normal APEX (the “Consent Fee”).

A soliciting dealer fee of $5.00 (the “Soliciting Dealer Fee”) for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Any written notice of revocation must be received prior to receipt of the Requisite Consents and the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time).

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Payment of the Consent Fee is subject to satisfaction or waiver of certain conditions described below. See “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” below.

In this Consent Solicitation Statement, the term “Record Date” means 5:00 p.m., New York City time, on January 19, 2012, and the term “Holder” means each person shown on the records of the registrar for the Normal APEX as a registered holder as of the Record Date.

The Proposed Amendments will become effective with respect to the Normal APEX upon receipt by Group Inc. of the Requisite Consents in respect of the Proposed Amendments which have not been revoked and the execution and delivery of an amendment to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments by the applicable parties thereto (which may occur prior to the Expiration Time if Requisite Consents in respect of the Proposed Amendments are received before then). After effectiveness of the Proposed Amendments all current Holders of Normal APEX, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Goldman, Sachs & Co. and other Group Inc. subsidiaries own $2,690,000 and 5,716,000, respectively, in aggregate liquidation amount of the Normal APEX as of January 4, 2012. Pursuant to the Declaration of Trust, such Normal APEX are not deemed Outstanding for purposes of determining whether a majority in aggregate liquidation amount of Outstanding Normal APEX have consented to the Proposed Amendments. Accordingly, as of January 4, 2012, $1,741,594,000 in aggregate liquidation amount of Normal APEX are deemed “Outstanding” for the purpose of determining the Requisite Consent.

Only Holders and Duly Designated Proxies whose properly executed Letters of Consent are received by the Information and Tabulation Agent on or prior to the Expiration Time and who do not properly revoke their consent will be entitled to receive the Consent Fee, in the event the Proposed Amendments become effective. No other Holders and Duly Designated Proxies will be entitled to receive the Consent Fee, but all Holders will be bound by the Proposed Amendments, if they become effective. Subject to the terms and conditions of this Consent Solicitation Statement and the related Letter of Consent to be attached to the definitive Consent Solicitation Statement, Group Inc. will pay the Consent Fee to the Consenting Holders as promptly as practicable after the Expiration Time.

We request that Holders and Duly Designated Proxies read and carefully consider the information contained in this Consent Solicitation Statement and the related Letter of Consent to be attached to the definitive Consent Solicitation Statement and give their consent to the Proposed Amendments by properly completing and executing the Letter of Consent in accordance with the instructions set forth herein and therein.

Group Inc. expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described under “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendments to (i) terminate the Consent Solicitation for any reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Expiration Time, (iv) amend the terms of the Consent Solicitation or (v) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation. See “The Consent Solicitation—Expiration

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Time; Extensions; Amendment.” No Consent Fee will be paid if the Requisite Consents are not received or if the Consent Solicitation is terminated prior to the Proposed Amendments becoming effective for any reason.

The transfer of Normal APEX after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder and Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Normal APEX to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent to be attached to the definitive Consent Solicitation Statement has been completed.

Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

IMPORTANT

Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments. Any beneficial owner of Normal APEX who is not a Holder of such Normal APEX must arrange with the person who is the Holder or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Normal APEX held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Following delivery of the Letter of Consent to be attached to the definitive Consent Solicitation Statement to Holders, Holders and Duly Designated Proxies who wish to consent must deliver their properly completed and executed Letter of Consent to the Information and Tabulation Agent at the address set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Consents should not be delivered to the Trust, Group Inc., the Trustees or the Solicitation Agent. However, Group Inc. reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the Letter of Consent to be attached to the definitive Consent Solicitation Statement and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, Group Inc., the Trustees, the Solicitation Agent or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

Please handle this matter through your bank or broker. Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof. Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent to be attached to the definitive Consent Solicitation Statement or other related documents should be directed to the Information and Tabulation Agent at the address or telephone numbers set forth on the back cover hereof.

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THE GOLDMAN SACHS GROUP, INC. AND GOLDMAN SACHS CAPITAL II

The Goldman Sachs Group, Inc. is a leading global financial services firm providing investment banking, securities and investment management services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world. Group Inc.’s headquarters are located at 200 West Street, New York, New York 10282, telephone (212) 902-1000. The Goldman Sachs Group, Inc. is a bank holding company and a financial holding company regulated by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”). Our U.S. depository institution subsidiary, Goldman Sachs Bank USA, is a New York State-chartered bank.

The Trust is a Delaware statutory trust. Group Inc. is the sole holder of all the common securities of the Trust. The sole assets and sources of funds to make payments on the Normal APEX are the junior subordinated notes Group Inc. issued to the Trust (the “Underlying Notes”) and the stock purchase contracts (the “Stock Purchase Contracts”) issued pursuant to the stock purchase contract agreement (the “Stock Purchase Contract Agreement”) between the Trust and Group Inc. To the extent that the Trust receives interest payments on the relevant Underlying Notes or payments pursuant to the Stock Purchase Contracts, it is obligated to distribute those amounts to the holders of Normal APEX, in the form of semi-annual or quarterly distributions. Group Inc. provided holders of Normal APEX a guarantee in support of the Trust’s obligation to make distributions on their Normal APEX, but only to the extent the Trust has funds available for distribution.

PURPOSE AND EFFECTS OF THE CONSENT SOLICITATION

The purpose of the Proposed Amendments is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Period such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding June 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of September 1, 2012, December 1, 2012, March 1, 2013 and June 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings.

The Proposed Amendments are intended to provide for greater flexibility in remarketing the Underlying Notes. First, each Remarketing Period would be lengthened as set forth below. Currently, each Remarketing Period lasts for five Business Days. Under the Proposed Amendments, the first Remarketing Period would last for as long as 99 days and any subsequent Remarketing Period would last for as long as 75 days. Notice of Remarketings would be provided at least 14 rather than at least 21 days prior to the commencement of the

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Remarketing Period and the notice you are given would provide less detailed information about changes to the maturity and other terms of the Underlying Notes that would be made upon a Successful Remarketing. Since holders may not exchange their Normal APEX for Stripped APEX and Capital APEX on any day during the 15 calendar day period leading up to and including March 1, June 1, September 1 or December 1 or during the period from 3:00 p.m., New York City time, on the second Business Day before the first day of any Remarketing Period, to but not including the Business Day after the last day of that Remarketing Period, lengthening the Remarketing Period will shorten the periods during which holders may make such exchanges and the first such period would terminate shortly after the expiration of this Consent Solicitation. Group Inc. would have the right to divide the Underlying Notes into multiple tranches with different maturity dates, interest rates and certain other terms in connection with the Remarketing if the amendments are approved. Currently, Group Inc. may change the maturity and certain other terms of the Underlying Notes in connection with the Remarketing but may not subdivide them into multiple tranches. In addition, given the longer Remarketing Period, the Proposed Amendments would remove the requirement that Group Inc. issue a press release in the event it has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day. Finally, the Proposed Amendments would eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate Underlying Notes, the cap on the spread used to calculate the interest rate) that the Remarketing Agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings.

The greater flexibility provided by the Proposed Amendments is intended to mitigate the effects of any illiquidity or volatility in the securities markets at the time of a Remarketing by increasing the time period in which a Remarketing may occur and providing increased flexibility with respect to the terms of the Remarketed Notes. Although the elimination of the Fixed Rate Reset Cap and the Floating Rate Reset Cap may increase the interest rate of the Remarketed Notes, Group Inc.’s increased flexibility with respect to the timing of the Remarketing and the division of the Underlying Notes into tranches with different maturities, interest rates and certain other terms may reduce the interest rate of the Remarketed Notes. Shortening the notice period for the Remarketings and providing more general information in the notice of each Remarketing will affect the time and the information you have available in connection with a decision to make a Contingent Exchange Election. In giving your consent to these Proposed Amendments, you assume the risk that the Remarketed Notes that you would receive if you make a Contingent Exchange Election may have more or less favorable terms than would have been the case if the amendments were not adopted.

Whether or not the Requisite Consents are obtained, Group Inc. intends to arrange for one or more statutory trusts sponsored by Group Inc. to purchase all or substantially all of the Underlying Notes offered in the Remarketing. Each such trust will issue its trust securities to new investors to fund the purchase of the Underlying Notes in the Remarketing, and Group Inc. will guarantee the trust securities issued by each statutory trust on a senior basis. It is possible that Group Inc. may take other actions to facilitate the sale of the Underlying Notes in the Remarketing, including causing an affiliate to purchase the Underlying Notes in the Remarketing or selling the Underlying Notes to new investors in a public offering.

THE PROPOSED AMENDMENTS

The amendments to each of the Declaration of Trust, the Indenture and the Collateral Agreement required to implement the Proposed Amendments are attached to this Consent Solicitation Statement as Appendix A. The description of the Proposed Amendments in this Consent Solicitation Statement is qualified in its entirety by reference to the full text of such amendments.

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THE CONSENT SOLICITATION

Overview

The Proposed Amendments will become effective with respect to the Normal APEX upon receipt by Group Inc. of the Requisite Consents in respect of the Proposed Amendments which have not been revoked and the execution and delivery of an amendment to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments by the applicable parties thereto (which may occur prior to the Expiration Time if Requisite Consents in respect of the Proposed Amendments are received before then). After effectiveness of the Proposed Amendments all Holders of Normal APEX, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to the Proposed Amendments. Group Inc. will provide notice to Holders of receipt of the Requisite Consents (if the Requisite Consents have been received) on or after the date on which the Proposed Amendments become effective.

The delivery of a Letter of Consent will not affect a Holder’s (or Duly Designated Proxy’s) right to sell or transfer the Normal APEX. If a Holder (or Duly Designated Proxy) delivers a consent and subsequently transfers its Normal APEX prior to the Expiration Time, any payment pursuant to the Consent Solicitation with respect to such Normal APEX will be made to such Holder (or Duly Designated Proxy), unless the consent with respect to such Normal APEX has been validly revoked by such Holder (or Duly Designated Proxy) at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time).

Beneficial owners of the Normal APEX who wish to provide a consent and whose Normal APEX are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Normal APEX, to execute promptly and deliver a Letter of Consent on behalf of the beneficial owner on or prior to the Expiration Time.

Voting materials, which include the definitive Consent Solicitation Statement and the Letter of Consent to be attached to the definitive Consent Solicitation Statement, will be available to all Holders on or about January 19, 2012. As of the Record Date, there will be outstanding 1,750,000 Normal APEX, held of record by one registered holder, the nominee for DTC. Each Normal APEX entitles the holder of record to one vote in respect of the Proposed Amendments. Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments.

Consent Fee

If the Requisite Consents are received and not properly revoked on or prior to the Expiration Time and the conditions of the Consent Solicitation are satisfied or waived, Group Inc. will, as promptly as practicable after the Expiration Time, pay the Consent Fee to each Consenting Holder (directly or through an agent). The Consent Fee to be paid to the Consenting Holders is $10.00 in cash per $1,000 in liquidation amount of Normal APEX with respect to which valid consents are received on or prior to the Expiration Time and not properly revoked.

A Soliciting Dealer Fee of $5.00 for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letter of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer

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Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Effectiveness of Amendment

If the Requisite Consents are received and not properly revoked on or prior to the Expiration Time, the Proposed Amendments will become effective with respect to the Normal APEX upon receipt by the Trust of such Requisite Consents which have not been revoked and the execution and delivery of the Amendments to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments, by the applicable parties thereto.

Record Date

The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is 5:00 p.m., New York City time, on January 19, 2012. This Consent Solicitation Statement is being sent to all Holders. Group Inc. reserves the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

Conditions to the Consent Solicitation; Termination

Group Inc.’s acceptance of validly executed, delivered and unrevoked consents and payment of the Consent Fee with respect thereto are subject to (i) Requisite Consents having been received (and not revoked) on or prior to the Expiration Time and (ii) the absence of any law or regulation, and the absence of any injunction or action or other proceeding (pending or threatened), that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Proposed Amendments, or the payment of the Consent Fee or that would question the legality or validity thereof.

If any of the preceding conditions are not satisfied on or prior to the Expiration Time, Group Inc. may, in its sole discretion and without giving any notice, allow the Consent Solicitation to lapse, or extend the solicitation period and continue soliciting consents to the Consent Solicitation. Subject to applicable law, the Consent Solicitation may be abandoned or terminated at any time if the Proposed Amendments have not become effective for any reason, in which case any consents received will be voided and no Consent Fee will be paid.

Expiration Time; Extensions; Amendment

The term “Expiration Time” means 5:00 p.m., New York City time, on February 6, 2012, unless Group Inc., in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Expiration Time” means the latest time and date to which the Consent Solicitation is extended. In order to extend the Expiration Time, Group Inc. will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Time. Group Inc. may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of Normal APEX to be so notified will not affect the extension of the Consent Solicitation.

If the Consent Solicitation is amended or modified in a manner determined by Group Inc. to constitute a material change to the Holders, Group Inc. will promptly disclose such amendment or modification in a manner deemed appropriate and may, if appropriate, extend the Consent Solicitation for a period deemed by it to be adequate to permit the Holders to deliver and/or revoke their consents.

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Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, Group Inc. expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described above under “—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, to (i) terminate the Consent Solicitation for any other reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Expiration Time with respect to the Consent Solicitation, (iv) amend the terms of the Consent Solicitation, or (v) modify the form or amount of the Consent Fee or the Soliciting Dealer Fee to be paid pursuant to the Consent Solicitation.

Procedures for Consenting

All Letters of Consent that are properly executed and received by the Information and Tabulation Agent on or prior to the Expiration Time and not timely revoked will be given effect in accordance with the terms thereof.

Holders (and Duly Designated Proxies) who desire to act with respect to the Proposed Amendments, should so indicate by signing and dating the Letter of Consent to be attached to the definitive Consent Solicitation Statement and delivering it to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the appropriate address or facsimile number set forth in the Letter of Consent, in accordance with the instructions contained herein and therein. Signatures must be guaranteed in accordance with paragraph 6 of the instructions in the Letter of Consent.

The Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Normal APEX. An authorized Participant must execute the Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Normal APEX are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Group Inc. of such person’s authority to so act. If the Normal APEX are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must be a Duly Designated Proxy in order to execute the Letter of Consent on behalf of the Holder. Any beneficial owner of the Normal APEX who is not a Holder of record of such Normal APEX must arrange with the person who is the Holder of record or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, DTC has authorized Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Normal APEX held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

If a consent relates to fewer than all the Normal APEX held of record as of the Record Date by the person providing such consent, such person must indicate on the Letter of Consent the aggregate liquidation amount (in integral multiples of $1,000) of such Normal APEX to which the consent relates. Otherwise, the consent will be deemed to relate to all such Normal APEX.

A Holder (or Duly Designated Proxy) must complete, sign and date the Letter of Consent (or photocopy thereof) for such Holder’s Normal APEX and deliver such Letter of Consent to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of the Information and Tabulation Agent set forth on the back cover page hereof. Delivery of Letters of Consent should be made sufficiently in advance of the Expiration Time to assure that the Letter of Consent is received prior to the Expiration Time.

Group Inc. reserves the right to receive Letters of Consent by any other reasonable means or in any form that reasonably evidences the giving of consent.

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All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Group Inc. whose determinations will be binding. Group Inc. reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Group Inc.’s counsel, be unlawful. Group Inc. also reserves the right to waive any defects, irregularities or conditions of consent as to the Normal APEX. A waiver of any defect or irregularity with respect to the consent in respect of one Normal APEX shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Normal APEX except to the extent Group Inc. may otherwise so provide. Group Inc.’s interpretations of the terms and conditions of the Consent Solicitation, including the instructions in the Letter of Consent, will be final and binding. No consent as to any Normal APEX will be deemed to have been validly made until all defects or irregularities with respect to such consent have been cured or waived by Group Inc. All consenting Holders, by execution of the Letter of Consent to be attached to the definitive Consent Solicitation Statement or a facsimile hereof, waive any right to receive notice of the acceptance of their consent. None of the Trust, Group Inc., the Solicitation Agent, the Information and Tabulation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

Revocation of Consents

All properly completed and executed Letters of Consent received prior to the Expiration Time will be counted, notwithstanding any transfer of any Normal APEX to which such Letter of Consent relates, unless the Information and Tabulation Agent receives from a Holder (or Duly Designated Proxy) a written notice of revocation at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time). Any notice of revocation received after the Proposed Amendments become effective will not be effective, even if received prior to the Expiration Time. A consent to the Proposed Amendments by a Holder (or Duly Designated Proxy) will bind the Holder (or Duly Designated Proxy) and every subsequent holder of such Normal APEX or portion of such Normal APEX, even if notation of the consent is not made on such Normal APEX.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder (or Duly Designated Proxy) and the aggregate liquidation amount of the Normal APEX to which it relates and must be (i) signed in the same manner as the original Letter of Consent or (ii) accompanied by a duly executed proxy or other authorization (in form satisfactory to Group Inc.). All revocations of consents must be sent to the Information and Tabulation Agent at its address set forth in the Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Delaware Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, duly designated proxy of the Holder, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by Group Inc., submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Normal APEX listed on the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement and the Letter of Consent to be attached to the definitive Consent Solicitation Statement. Only a Holder (or a Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Normal APEX must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Normal APEX. A transfer of Normal APEX after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by Group Inc. as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded. A Holder (or Duly Designated Proxy) who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Expiration Time.

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Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time) or (ii) the Expiration Time, Group Inc. intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. Group Inc. reserves the right to contest the validity of any revocations.

No Dissenters’ Rights

Holders of Normal APEX do not have dissenters’ rights with respect to the Proposed Amendments.

Solicitation Agent

Group Inc. has retained Goldman, Sachs & Co. as sole solicitation agent (the “Solicitation Agent”) with respect to the Consent Solicitation. The Solicitation Agent will solicit consents and may solicit such consents personally, telephonically, electronically or by other customary means of solicitation. The Solicitation Agent will receive a customary fee for such services and reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of their counsel, incurred in connection with such services. Group Inc. has agreed to indemnify the Solicitation Agent against certain liabilities and expenses, including liabilities under securities laws, in connection with the Consent Solicitation.

A Soliciting Dealer Fee of $5.00 for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent to be attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Directors and officers of Group Inc. and employees of the Administrative Trustees of the Trust may also solicit consents.

Questions with respect to the terms of the Consent Solicitation should be directed to the Solicitation Agent in accordance with its contact information set forth on the back cover of this Consent Solicitation Statement.

Information and Tabulation Agent

Group Inc. has retained Global Bondholder Services Corporation to act as Information and Tabulation Agent with respect to the Consent Solicitation. For the services of the Information and Tabulation Agent, Group Inc. has agreed to pay reasonable and customary fees and to reimburse the Information and Tabulation Agent for its reasonable out-of-pocket expenses in connection with such services.

Requests for assistance in completing and delivering the Letter of Consent to be attached to the definitive Consent Solicitation Statement or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. Following delivery of the Form of Consent to be attached to the definitive Consent Solicitation Statement to Holders, the executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Information and Tabulation Agent at the address set forth in the Letter of Consent, and not to Group Inc., the Trustees or the Solicitation Agent.

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Fees and Expenses

Group Inc. will pay the costs of the Consent Solicitation. Group Inc. will reimburse the Property Trustee and the Delaware Trustee for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. Group Inc. will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the Letter of Consent to be attached to the definitive Consent Solicitation Statement and other materials to beneficial owners of the Normal APEX. The total amount estimated to be spent for, in furtherance of, or in connection with the Consent Solicitation is approximately $4,627,500.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations relating to the Consent Solicitation. This summary applies only to Normal APEX held as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. It does not discuss any state, local or foreign tax consequences, nor does it deal with beneficial owners of Normal APEX that may be subject to special treatment for U.S. federal income tax purposes. For example, this summary does not address tax consequences to beneficial owners of Normal APEX who are dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, regulated investment companies, real estate investment trusts, tax-exempt entities or insurance companies, persons holding Normal APEX as part of a hedging, integrated, constructive sale or conversion transaction or a straddle, persons liable for the alternative minimum tax or U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar.

If an entity classified as a partnership for U.S. federal income tax purposes holds Normal APEX, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the entity. A partner in such an entity should consult its own tax advisor regarding the tax consequences relating to the Consent Solicitation.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations, rulings and judicial decisions, all as currently in effect. These authorities may be changed, perhaps retroactively, or subject to differing interpretations, so as to result in U.S. federal income tax consequences different from those discussed below. There is no authority directly addressing the U.S. federal income tax consequences of the adoption of the Proposed Amendments, and receipt of the Consent Fee. In addition, no rulings have been requested from the Internal Revenue Service (the “IRS”) with respect to any of the U.S. federal income tax consequences of the Consent Solicitation. As a result, there can be no assurance that the IRS or a court will agree with the U.S. federal income tax consequences described below.

Beneficial owners of Normal APEX are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Consent Solicitation to them in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

U.S. Holders

For purposes of the following discussion, a “U.S. holder” is a beneficial owner of a Normal APEX that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States,

•	a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States or any political subdivision of the United States,

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•	an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

•

a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

•	If you are not a U.S. holder, this subsection does not apply to you and you should refer to “—Non-U.S. Holders” below.

Although the matter is not free from doubt, Group Inc. intends to take the position that a U.S. holder recognizes ordinary income equal to the amount of any Consent Fee received. Additionally, a U.S. holder (including for this purpose any U.S. holder that exchanges Normal APEX and Qualifying Treasury Securities for Stripped APEX and Capital APEX) should not recognize any gain or loss as a result of the adoption of the Proposed Amendments.

Each U.S. Holder is urged to consult its own tax advisor regarding the possibility of taking the position that the Consent Fee is a payment of previously accrued interest income.

Non-U.S. Holders

For purposes of the following discussion, a non-U.S. holder is a beneficial owner of a Normal APEX that is not a U.S. holder and not a partnership (or other entity classified as a partnership) for U.S. federal income tax purposes.

Although the matter is not free from doubt, Group Inc. or its withholding agent intends to treat the Consent Fee paid to any non-U.S. holder as generally subject to U.S. withholding tax. Group Inc. or its withholding agent therefore intends to withhold U.S. federal income tax from the Consent Fee paid to any non-U.S. holder at a rate of 30% unless (i) the non-U.S. holder provides a properly executed IRS Form W-8ECI certifying, under penalties of perjury, that receipt of the Consent Fee is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States or (ii) the non-U.S. holder provides a properly executed IRS Form W-8BEN establishing its entitlement to an exemption from, or a reduction in the rate of, such withholding tax under an applicable provision of an applicable income tax treaty between the United States and the non-U.S. holder’s country of residence.

Each Non-U.S. Holder is urged to consult its own tax advisor regarding the Consent Solicitation in general and, in particular, its eligibility (if any) for an exemption from, or a reduction in the rate of, U.S. federal withholding tax under an applicable income tax treaty or otherwise; or alternatively, the possibility of taking the position that the Consent Fee is not generally subject to U.S. withholding tax.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to the payment of the Consent Fee to U.S. holders other than certain exempt recipients (such as corporations). The Consent Fee payment may also be subject to backup withholding unless the U.S. holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii) provides its correct taxpayer identification number (which, in the case of an individual, is his or her social security number), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. In general, a U.S. holder can satisfy these requirements by completing and submitting the IRS Form W-9 that will be included in the Letter of Consent to be attached to the definitive Consent Solicitation Statement.

In general, if a Normal APEX is not held through a qualified intermediary, certain information with respect to the payment of the Consent Fee to a non-U.S. holder may be reportable on IRS Form 1042-S. In general, information reporting on an IRS Form 1099 and backup withholding will not apply to the payment of the Consent Fee to a non-U.S. holder, provided (i) the non-U.S. holder provides an applicable Form W-8, or appropriate substitute form, certifying as to its non-U.S. status, and the payor does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person or (ii) the non-U.S. holder otherwise establishes an exemption.

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Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a holder’s U.S. federal income tax liability and, if withholding results in an overpayment of tax, the holder may be entitled to a refund, provided that the required information is timely furnished to the IRS.

AVAILABLE INFORMATION

The Goldman Sachs Group, Inc. is required to file annual, quarterly and current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). You may read and copy any documents filed by Group Inc. at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Group Inc.’s filings with the SEC are also available to the public through the SEC’s Internet site at http://www.sec.gov and through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which Group Inc.’s common stock and the Normal APEX are listed.

The SEC’s rules allow Group Inc. to “incorporate by reference” information into this Consent Solicitation Statement. This means that Group Inc. can disclose important information to you by referring you to any of the SEC filings referenced in the list below. Any information referred to in this way in this Consent Solicitation Statement is considered part of this Consent Solicitation Statement from the date Group Inc. files that document. Any reports filed by Group Inc. with the SEC on or after the date of this Consent Solicitation Statement and before the Expiration Time will automatically update and, where applicable, supersede any information contained in or incorporated by reference into this Consent Solicitation Statement.

Group, Inc. incorporates by reference into this Consent Solicitation Statement the following documents or information filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

(1) Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (File No. 001-14965);

(2) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 (File No. 001-14965);

(3) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 (File No. 001-14965);

(4) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 (File No. 001-14965);

(5) Current Reports on Form 8-K, dated and filed on November 21, 2011, November 29, 2011, December 1, 2011 (Acc-No. 0001193125-11-326196) and dated December 15, 2011 and filed on December 16, 2011 Acc-No. 0001193125-11-342776) (File No. 001-14965); and

(6) All documents filed by Group Inc. under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after the date of this Consent Solicitation Statement and before the Expiration Time.

Group Inc. will provide without charge to each person, including any beneficial owner, to whom this Consent Solicitation Statement is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been or may be incorporated by reference into this Consent Solicitation Statement excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You can request those documents from The Goldman Sachs Group, Inc., Attention: Investor Relations, 200 West Street, New York, New York 10282, telephone (212) 902-0300.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There are no statements regarding ownership of the Normal APEX filed with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act, nor have any persons delivered to the Trust proof of ownership sufficient to allow it to determine that any beneficial owner owns more than 5% of the outstanding Normal APEX.

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SECURITY OWNERSHIP OF GROUP INC. AND ITS SUBSIDIARIES

Goldman, Sachs & Co. and other Group Inc. subsidiaries own $2,690,000 and 5,716,000, respectively, in aggregate liquidation amount of the Normal APEX as of January 4, 2012. Pursuant to the Declaration of Trust, such Normal APEX are not deemed Outstanding for purposes of determining whether a majority in aggregate liquidation amount of Outstanding Normal APEX have consented to the Proposed Amendments. Accordingly, as of January 4, 2012, $1,741,594,000 in aggregate liquidation amount of Normal APEX are deemed “Outstanding” for the purpose of determining the Requisite Consent.

SECURITYHOLDER PROPOSALS

Pursuant to the Declaration of Trust no annual meeting of Holders is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings are generally inapplicable to the Trust.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for consent solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies. Please contact the Information and Tabulation Agent to request receipt of a single copy of the solicitation statement if you share the same address as another beneficial owner of Normal APEX.

MISCELLANEOUS

The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, Group Inc. may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

There will not be a meeting of Holders of Normal APEX in connection with the Consent Solicitation and PricewaterhouseCoopers LLP, registered public accountants for Group Inc., will not be available to respond to questions relating to the Consent Solicitation.

Requests for assistance in completing and delivering the Letter of Consent to be attached to the definitive Consent Solicitation Statement or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and Tabulation Agent.

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Appendix A

Proposed Amendments

IF THE PROPOSED AMENDMENTS ARE ADOPTED, THE FOLLOWING SECTIONS OF THE DECLARATION OF TRUST, THE INDENTURE AND THE COLLATERAL AGREEMENT WILL BE AMENDED AS FOLLOWS (bold and underline indicate text to be added, and ~~bold and strikethrough~~ indicate text to be deleted):

A) Proposed Amendments to the Declaration of Trust

•	Section 1.1 - Definitions.

“Capital APEX Distribution Rate” means (i) from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing, 5.593% per annum (calculated on a 30/360 Basis), and (ii) thereafter, the weighted average rate per annum~~, whether a fixed~~ of the rate ~~or a rate determined pursuant to a formula,~~ of interest on the Notes determined pursuant to the Remarketing Agreement in connection with the Remarketing (it being understood and agreed that, if there is not a Successful Remarketing of the Notes, the Capital APEX Distribution Rate pursuant to clause (i) shall remain in effect for so long as Capital APEX are outstanding).

“Capital APEX Redemption Date” means, with respect to any Capital APEX to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided that (i) each Note Redemption Date shall be a Capital APEX Redemption Date for a Like Amount of Capital APEX and (ii) if a Successful Remarketing occurs, the ~~first Business Day after the Stock Purchase Date~~ 21st day following after the Remarketing Settlement Date (or if such day shall not be a Business Day, the following Business Day) shall be a Capital APEX Redemption Date for a redemption in kind pursuant to Section 4.2(c).

“Indenture Supplement” means the Second Supplemental Indenture to the Base Indenture, dated as of May 15, 2007, ~~between the Sponsor and the Note Trustee,~~ as amended or supplemented from time to time, including without limitation by the Fourth Supplemental Indenture to the Base Indenture, dated as of the date hereof, each between the Sponsor and the Note Trustee.

“Notes” means the $1,750,010,000 initial aggregate principal amount of the Sponsor’s Remarketable Junior Subordinated Notes due 2043 issued pursuant to the Indenture. In the event the Notes are exchanged on the Remarketing Settlement Date for new Notes of one or several tranches, as the case may be, pursuant to Article III of the Indenture Supplement, “Notes” shall mean the new Notes for which they are exchanged on such date and each reference to $1,000 principal amount of Notes shall be deemed to refer to the principal amount of new Notes of each tranche for which $1,000 principal amount of Notes is so exchanged.

•	Section 4.2 - Redemptions.

(c)

If a Successful Remarketing occurs, then ~~promptly after~~ on the 21st day following the Remarketing Settlement Date (or if such day shall not be a Business Day, the following Business Day) the Issuer Trust shall redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Notes for which each Capital APEX shall be redeemed shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided). If a Failed Remarketing occurs but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding, then promptly after the Stock Purchase Date the Issuer Trust shall redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes. If a Failed Remarketing occurs and there is a Deferred Note Interest Amount outstanding on the Stock Purchase Date, or if the Stock Purchase Contracts terminate in accordance with the terms of the Stock Purchase Contract Agreement prior to a Stock Purchase Date occurring, then the Sponsor may instruct the Issuer Trust at any time thereafter when no Deferred Note Interest Amount is outstanding to redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes. Any such redemption will be effected by Book-Entry Transfer of Notes in global form if the Notes then settle and clear through the Clearing Agency, and if the Notes do not then settle and clear through the Clearing Agency by delivery of definitive certificates evidencing the Notes to the Holders of Capital APEX.

•	Section 5.14 - Remarketing elections.

(d)	Subject to the conditions set forth in this Declaration of Trust, a Holder of Normal APEX may make a Contingent Exchange Election prior to the Stock Purchase Date or, if earlier, the date ~~of~~ a Remarketing is ~~s~~Successful:

(i)	during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Normal APEX that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed “Notice of Contingent Exchange Election” in the form printed on the reverse side of the form of Normal APEX Certificate; and

(e)	If a Holder has made an effective Contingent Exchange Election in accordance with the foregoing provisions:

(i)	if the related Remarketing is Successful:

(x)	the Collateral Agent will release Pledged Notes of a Like Amount from the Pledge, transfer such Notes to the Custody Account free and clear of the Sponsor’s security interest therein, deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 5.14(d)(ii) and confirm to the Property Trustee and the Administrative Trustees in writing that such release of transfers has occurred (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided);

(f)	Subject to the conditions set forth in this Declaration of Trust, a Holder of Capital APEX may make a Contingent Disposition Election by, during the period that commences with the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Capital APEX that are the subject of such Contingent Disposition Election to the Securities Registrar, accompanied by a duly completed “Notice of Contingent Disposition Election” in the form printed on the reverse side of the form of Capital APEX Certificate.

•	Section 5.18 - Remarketing procedures.

(a)	The Sponsor will give notice to the Property Trustee of a Remarketing at least ~~28~~ 14 days prior to the first day of the related Remarketing Period. Upon written instruction of the Sponsor, the Property Trustee will give holders of Normal APEX and Capital APEX, and will request that the Clearing Agency give to its participants holding Normal APEX or Capital APEX, notice of a Remarketing at least ~~21~~ seven days prior to the first day of the related Remarketing Period. Such notices will set forth:

(i)	the beginning and ending dates of the Remarketing Period and the applicable ~~Remarketing Settlement Date and~~ Stock Purchase Date in the event the Remarketing is successful;

~~(ii)~~	~~for interest periods for the Notes commencing on or after the Remarketing Settlement Date, the applicable interest payment dates and related record dates;~~

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~~(iii)~~	~~any change in the stated maturity date of the Notes and, if applicable, the date on and after which the Sponsor will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement);~~

~~(iv)~~(ii)	whether, in connection with an Early Remarketing that is not the first scheduled Remarketing, the Sponsor’s obligations under the Notes will remain subordinated to Senior Debt (as defined in the Indenture) after the Remarketing Settlement Date;

~~(v)~~(iii)	~~any other changes in the terms of the Notes notified by the Sponsor~~ whether, in connection with ~~such Remarketing pursuant to Section 3.2 of the Indenture Supplement (including on~~ a Final Remarketing ~~that is a Failed Remarketing~~, any change in the Stated Maturity Date (as defined in the Indenture) ~~and, if applicable,~~ or the date on or after which the Issuer Trust will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement) will be made if such Final Remarketing is a Failed Remarketing;

***

B) Proposed Amendments to the Second Supplemental Indenture

•	Section 1.2 - Definitions.

~~“Fixed Rate Reset Cap”, as of any Remarketing Settlement Date, means the prevailing market yield, as determined by the Remarketing Agent, of the benchmark U.S. Treasury Security having a remaining maturity that most closely corresponds to the period from such date until the earliest date on which the Notes may be redeemed at the option of the Company in the event of a Successful Remarketing, plus 350 basis points, or 3.50%, per annum.~~

~~“Floating Rate Reset Cap” means 300 basis points, or 3.00% per annum.~~

“Indenture” means the Original Indenture as originally executed, as it is supplemented and amended by the Supplemental Indenture, dated as of February 20, 2004, between the Company and the Trustee, ~~and the~~ this Second Supplemental Indenture, ~~dated as of May 15, 2007, between the Company and the Trustee~~ and the Fourth Supplemental Indenture and as it may from time to time be further supplemented or amended by one or more other indentures supplemental thereto entered into pursuant to the applicable provisions thereof, including, for all purposes of such instrument, this Second Supplemental Indenture, as amended and supplemented by the Fourth Supplemental Indenture, and any such other supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern such instrument, this Second Supplemental Indenture, the Fourth Supplemental Indenture and any such other supplemental indenture, respectively. The term “Indenture” shall also include the terms of ~~particular series of Securities established as contemplated by Section 301 thereof~~ the Notes.

“Remarketing Period” means the ~~five Business Day Period beginning on the seventh Business Day preceding each of May 1, 2012, August 1, 2012, November 1, 2012, February 8, 2013 and May 1, 2013 (or if any such day is not a Business Day, the next Business Day)~~ period commencing on the date 14 days after the date of the Fourth Supplemental Indenture (or such later date as shall be determined by the Company in its absolute discretion) and ending on the third Business Day preceding June 1, 2012, and the 75-day period (or such shorter period as shall be determined by the Company in its absolute discretion) ending on the third Business Day preceding each of September 1, 2012, December 1, 2012, March 1, 2013 and June 1, 2013 until the settlement of a Successful Remarketing, or if an Early Settlement Event shall have occurred, each of the periods determined in accordance with Section 3.4.

“Remarketing Settlement Date” means ~~May 1, 2012, August 1, 2012, November 1, 2012, February 8, 2013 and May 1, 2013 (or if any such day is not a Business Day, the next Business Day)~~ the third Business Day following the date of a Successful Remarketing or, if the Remarketing is Successful on a date that is within seven Business Days of the Stock Purchase Date, the Stock Purchase Date.

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“Remarketing Value” means, in respect of a Note, the amount equal to the value on the Remarketing Settlement Date of U.S. Treasury ~~Securities~~ securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the principal amount of, plus the interest payable on, such Note on the next Regular Distribution Date, including any deferred interest, assuming for this purpose, even if not true, that the interest rate on the Notes remains at the rate in effect immediately prior to the Remarketing and all accrued and unpaid interest on the Notes is paid in cash on such date; provided that the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury ~~Securities~~ securities are highly liquid and mature on or within five Business Days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury ~~Securities~~ securities, and (y) the U.S. Treasury ~~Securities~~ securities are valued based on the ask-side price of such U.S. Treasury ~~Securities~~ securities at a time between 9:00 A.M. and 11:00 A.M., New York City time, selected by the Remarketing Agent, on the date of Remarketing, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date; provided that if the Remarketing Settlement Date is the Stock Purchase Date, the Remarketing Value shall equal the principal amount of the Note.

“Reset Rate” means, if ~~the~~ any tranche of Notes ~~are remarked~~ is remarketed as fixed rate notes, the rate of interest on ~~the~~ such tranche of Notes~~, if any,~~ set in a Remarketing, as specified in Section 3.3(a) ~~of this Second Supplemental Indenture~~.

“Reset Spread” means, if ~~the~~ any tranche of Notes ~~are remarked~~ is remarketed as floating rate notes, the spread, if any, set in a Remarketing with respect to such tranche of Notes, as specified in Section 3.3(a) ~~of this Second Supplemental Indenture~~.

“Stated Maturity Date” means June 1, 2043 or, with respect to any tranche of Notes, such earlier date as may be specified by the Company with respect to such tranche of Notes following a Remarketing in accordance with Article III.

•	Section 2.4 - Notes Held by Collateral Agent and Custodial Agent; Global Notes; Adjustment of Global Notes.

(f)	Any Notes held by the Custodial Agent in the Custody Account shall be exchanged on the Remarketing Settlement Date for new Notes of one or several tranches, as the case may be, into which the Remarketed Notes are exchanged pursuant to Article III having the same aggregate principal amount as the Notes so exchanged. The principal amount of the Notes of each tranche so issued shall be in the same proportions as the Remarketed Notes of such tranche are issued pursuant to Article III.

•	Section 2.9 - Amendment; Supplemental Indenture.

(b)	Solely for the benefit of the holders of the Notes, Section 901 of the Original Indenture is hereby amended to add the following subsections:

***

(15)	in the event any Notes are sold in the Remarketing to one or more statutory trusts sponsored by the Company, to modify the provisions of Sections 2.7, 2.9(c), 2.10 through 2.15, 4.1 and Section 7.3 to make comparable provision with respect to each such trust and the holders of its trust securities, and to modify the definitions of “Investment Company Event” and “Tax Event” to refer to each such statutory trust in lieu of the Issuer Trust and to replace references to the date of issuance of the APEX with references to the Remarketing Settlement Date.

•	Section 3.1 - Obligation to Conduct Remarketing and Related Requirements.

(d)

If a Remarketing Disruption Event has occurred and is continuing as of the last day of a Remarketing Period ~~for a proposed Remarketing Settlement Date in May 2012, August 2012, November 2012, or February 2013~~ other than the fifth Remarketing Period and no Early Settlement Event has occurred, the Company may elect not to attempt a Remarketing on that day. If the Company makes

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such election, the Remarketing for the related Remarketing Period will be deemed Unsuccessful and the Company shall be obligated to use commercially reasonable efforts to effect the Remarketing in the next succeeding Remarketing Period.

•	Section 3.2 - Company Decisions in Connection with Remarketing.

In connection with Remarketings, the Company shall have the right hereunder, subject to Section 3.3(a), without the consent of any Holder of the Notes ~~to change certain terms of the Notes as provided below in this Section 3.2. At least 21 days prior to the first day of each Remarketing Period, the Company will specify the following information or decisions in a notice to the Remarketing Agent, the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee (clauses (a) through (e)(f) applying only if the Remarketing is Successful and clause (f) applying only in the case of a Failed Remarketing~~ or any APEX Holders, at any time prior to the sale of the Notes in the Remarketing, to:

(a)	divide the Notes into multiple tranches, and if so, determine the principal amount of each tranche of Notes into which each Note shall be exchanged, it being understood that the aggregate principal amount of such Notes shall equal the principal amount of Notes so exchanged and that each Note shall be exchanged in the same proportion as each other Note, and that the authorized denominations of each tranche of Notes shall be changed to the extent necessary to avoid the issuance of Notes in denominations that are not authorized denominations as a result of such exchange;

~~(a)~~(b)	~~whether~~ keep the Stated Maturity Date ~~will remain~~ of any tranche of Notes at June 1, 2043 or ~~will be changed~~ change it to an earlier date (specifying such date if applicable); provided that the Stated Maturity Date of any tranche of Notes may not be changed to a date earlier than the later of (i) June 1, 2016 and (ii) if the Remarketing Settlement Date occurs during an Extension Period, the seventh anniversary of the first day of such Extension Period;

~~(b)~~(c)	~~whether to~~ change the date after which ~~the~~ any tranche of Notes will be redeemable at the Company’s option and the redemption price or prices; provided that no redemption date for ~~the~~ any tranche of Notes may be earlier than the later of (i) June 1, 2016 and (ii) if the Remarketing Settlement Date occurs during an Extension Period, the seventh anniversary of the first day of such Extension Period; and provided, further, that no Redemption Price may be less than the 100% of the principal amount of ~~the~~ such tranche of Notes plus accrued and unpaid interest, including deferred interest, if any, to the Redemption Date, in accordance with Article XI of the Indenture;

~~(c)~~(d)	~~whether,~~ in connection with a Final Remarketing that is not an Early Remarketing or an Early Remarketing that is not the first scheduled Remarketing, ~~the Company is exercising~~ exercise its right under Section 6.2 to cause the subordination provisions in the Original Indenture to cease to apply to the Notes, if the Remarketing is Successful, from and after the Remarketing Settlement Date and if so, ~~whether it~~ also elect~~s~~ that the Notes shall no longer be subject to the interest deferral provisions of Sections 2.5(b) through (e) ~~of this Second Supplemental Indenture~~;

~~(d)~~(e)	~~whether the~~ remarket each tranche of Notes ~~will be remarketed~~ as fixed rate notes or floating rate notes;

~~(e)~~(f)	if the Notes of any tranche will be remarketed as floating rate notes, determine the applicable index (which must be a qualified floating rate) and the interest payment dates and manner of calculation of interest on ~~the~~ such tranche of Notes, which the Company may change to correspond with the market conventions applicable to notes bearing interest at rates based on the applicable index; and

~~(f)~~(g)	~~whether~~ following a Failed Remarketing:

(i)	keep the Stated Maturity Date ~~will remain~~ at June 1, 2043 or ~~will be changed~~ change it to an earlier date, which date shall not be earlier than June 1, 2016 (specifying such date if applicable); and

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(ii)	change the date after which the Notes will be redeemable at the Company’s option ~~will be changed~~ (which date shall not be earlier than June 1, 2016) and the redemption price or prices;

provided that if the Failed Remarketing occurs during an Extension Period any changed Stated Maturity Date determined pursuant to clause (i) or early redemption date determined pursuant to clause (ii) may not be earlier than the seventh anniversary of the first day of such Extension Period.

Any such ~~elections~~ changes to the terms of the Notes made by the Company pursuant to clauses (a) through ~~(e)~~ (f) shall, upon successful completion of a Remarketing, automatically apply and come into effect in respect of the Notes as of the Remarketing Settlement Date and any such elections made by the Company pursuant to clause ~~(f)~~ (g) in connection with a Failed Remarketing shall come into effect in respect of the Notes upon the announcement by the Company that the Final Remarketing is a Failed Remarketing.

•	Section 3.3 - Reset of Interest Rate in Connection with Remarketings and Related Changes in Terms.

(a)	As part of and in connection with each Remarketing, the Remarketing Agent shall determine the Reset Rate or Reset Spread with respect to each tranche of Notes, subject to Sections 3.3(b) through (e), pursuant to the Remarketing Agreement and in accordance with the other provisions of this Article III, that will apply to all Notes of such tranche (whether or not sold in the Remarketing) if such Remarketing is Successful for each Interest Period or portion thereof commencing on or after such Remarketing Settlement Date, subject to the following provisions and limitations:

~~(i)~~	~~in connection with a Remarketing that is not a Final Remarketing, (A) if the Notes are remarketed as fixed rate notes, the Reset Rate may not exceed the Fixed Rate Reset Cap and (B) if the Notes are remarketed as floating rate notes, the Reset Spread may not exceed the Floating Rate Reset Cap;~~

~~(ii)~~(i)	the interest rate on ~~the~~ any tranche of Notes may not at any time be less than 0% per annum; and

~~(iii)~~(ii)	if (A) the interest rate on ~~the~~ any tranche of Notes is not a fixed rate or a “qualified floating rate” (as defined in U.S. Treasury regulations section 1.1275-5(b)), (B) interest on ~~the~~ such tranche of Notes is not unconditionally payable at intervals of no more than one year through the remaining term of the Notes, or (C) the redemption price of such tranche of ~~the~~ Notes is not their principal amount (disregarding a customary call premium that is fixed or objectively determinable based on a qualified floating rate), then the Company shall have received a written opinion of Sullivan & Cromwell LLP or other nationally recognized tax counsel experienced in such matters to the effect that the discussion contained in the Prospectus under the heading “Certain U.S. Federal Income Tax Consequences” is materially correct, taking into account all of the terms of ~~the~~ such tranche of Notes following the Remarketing.

(b)	If the Remarketing has been determined to be Successful in accordance with Section 3.5(a) ~~of this Second Supplemental Indenture,~~ by approximately 4:30 P.M., New York City time, on the date of such Successful Remarketing, (i) the Remarketing Agent shall notify the Company, the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee that the Remarketing was Successful and the Reset Rate or Reset Spread determined with respect to each tranche of Notes as part of such Remarketing in accordance with this Article III and (ii) the Company shall notify the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee of the changes to the terms of the Notes made pursuant to Section 3.2.

(c)	If a Remarketing is Successful, then commencing with the related Remarketing Settlement Date the interest rate on ~~the~~ each tranche of Notes shall be reset to the rate, determined in accordance with this Article III pursuant to such Remarketing and the other changes, if any, in the terms of ~~the~~ such tranche of Notes as notified by the Company pursuant to Section 3.2(b), shall become effective in accordance with this Article III.

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•	Section 3.4 - Early Remarketing.

If an Early Settlement Event occurs prior to the Stock Purchase Date, the Remarketing Periods, for the purposes of this Section 3.4, shall be the five Business Day periods commencing on the seventh Business Day prior to a February 8, May 1, August 1 or November 1 (or if any such day is not a Business Day, the next Business Day) (which will also be a “Remarketing Settlement Date” for the purposes of this Section 3.4), and concluding with the earlier to occur of the fifth such date and a Successful Remarketing; provided that in the case of an Early Settlement Event of the type described in clause ~~(v)~~(ii) of the definition of such term, there shall be only one Remarketing Period ~~and the Reset Rate or Reset Spread shall not be subject to the Fixed Rate Reset Cap or Floating Rate Reset Cap, as the case may be,~~ and if the Remarketing conducted on such date is not Successful, it shall be a Failed Remarketing and the Stock Purchase Date shall be the next succeeding March 1, June 1, September 1 or December 1 (or if such day is not a Business Day, the next Business Day).

•	Section 3.5 - Company Announcements.

~~(c)~~	~~If on any Business Day during a Remarketing Period other than the last day thereof the Company has determined to postpone the Remarketing until the next Business Day, the Company shall issue a press release through Bloomberg Business News or other reasonable means of distribution stating that such Remarketing has been postponed.~~

•	Section 3.6 - Supplemental Indenture.

Notwithstanding any provision of the Indenture to the contrary, the Company and the Trustee may enter into a supplemental indenture without the consent of any Holder of the Notes or of any APEX Holder (i) to reflect any modifications to the terms of the Notes pursuant to the terms of this Article III and to provide for the exchange of the Notes for Notes in the form reflecting such modifications and adopted pursuant to such supplemental indenture or (ii) to correct or supplement any provision in the Indenture that may be inconsistent with the Fourth Supplemental Indenture or which may be necessary in order to give effect to the amendments to the Indenture as applicable to the Notes provided for in the Fourth Supplemental Indenture.

•

The Regular Record Date for each payment of interest on the Notes due after the date of the Fourth Supplemental Indenture shall be the calendar day immediately preceding the applicable Interest Payment Date.

C) Proposed Amendments to the Collateral Agreement

•	Section 4.02 - Custody.

The Custodial Agent will hold the Custody Notes in the Custody Account. For the avoidance of doubt, the Custodial Agent shall segregate on its books and records the assets of the Issuer Trust from assets held by the Custodial Agent for other customers (including the Collateral) or for the Custodial Agent itself. The Custodial Agent shall only have the obligations expressly set forth herein and shall have no responsibility for monitoring compliance with the Declaration of Trust, the Stock Purchase Agreement or any other agreement in connection therewith. The Custodial Agent shall accept the Transfer of Notes from the Collateral Agent from time to time pursuant to Section 6.02, deliver Notes to the Collateral Agent from time to time pursuant to Section 6.03, ~~and~~ deliver Notes to the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 8.03 and Transfer Notes to the Note Trustee for cancellation on the Remarketing Settlement Date and accept new Notes of one or several tranches in exchange therefor in accordance with Section 2.4(f) of the Indenture Supplement.

•	Section 8.02 - Remarketing; Contingent Exchange Elections by Holder of Normal APEX.

(a)	In the event a Holder of Normal APEX exercises its rights pursuant to Sections 5.14(a)(i), (b) and (e) of the Declaration of Trust to contingently exchange Normal APEX and Qualifying Treasury Securities for Stripped APEX and Capital APEX in connection with any Remarketing by,

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(i)	during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Normal APEX that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed Notice of Contingent Exchange Election; and

* * *

(b)	Upon the receipt of notice from the Remarketing Agent that the Remarketing has been Successful, on the Remarketing Settlement Date,

(i)	the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, against delivery by the Remarketing Agent of Remarketing Treasury Securities purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for deposit in the Collateral Account and (B) instruct the Securities Intermediary to release from the Pledge and Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Pledged Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided);

(ii)	the Securities Intermediary will (A) release the Pledged Notes from the Pledge, and Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a) (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Pledged Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided), (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities, if any, deposited with the Collateral Agent pursuant to Section 8.02(a) and the Remarketing Treasury Securities deposited with the Collateral Agent pursuant to Section 6.07 and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;

* * *

•	Section 8.03 - Contingent Disposition Election by Holder of Capital APEX.

(a)	In the event a Holder of Capital APEX exercises its rights pursuant to Sections 5.14(a)(ii), (b), (f) and (g) of the Declaration of Trust to contingently dispose of Capital APEX in connection with any Remarketing by, during the period that commences with the Custodial Agent’s and Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Capital APEX that are the subject of such Contingent Disposition Election to the Securities Registrar and delivering a duly completed Notice of Contingent Disposition Election to the Securities Registrar and Custodial Agent, the Custodial Agent shall, upon such Transfer and receipt of such notice, notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Custody Notes with respect to which elections have been validly made pursuant to this Section 8.03(a).

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The Information Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway—Suite 404

New York, New York 10006

Attn: Corporate Actions

E-mail: info@gbsc-usa.com

Banks and Brokers call: (212) 430-3774

Toll free (866)-488-1500

The Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775/3779

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404	65 Broadway—Suite 404	65 Broadway—Suite 404
New York, NY 10006	New York, NY 10006	New York, NY 10006

Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent:

Goldman, Sachs & Co.

Liability Management Group

200 West Street

New York, NY 10282

(212) 902-5183

(800) 828-3182

January 9, 2012

Dear Normal APEX Holder:

The Goldman Sachs Group, Inc. (“Group Inc.”), the sponsor of Goldman Sachs Capital III (the “Trust”), is soliciting consents to amend certain provisions of (i) the Amended and Restated Declaration of Trust, dated as of May 15, 2007, as amended by the First Amendment to the Amended and Restated Declaration of Trust, dated as of January 6, 2012 (as so amended, the “Declaration of Trust”), of the Trust under which your Normal APEX were issued, (ii) the Subordinated Debt Indenture, dated as of February 20, 2004, as supplemented by the First Supplemental Indenture, dated as of February 20, 2004 and the Third Supplemental Indenture, dated as of May 15, 2007 (as so supplemented, the “Indenture”), each by and between Group Inc. and The Bank of New York Mellon, as Trustee (“Trustee”) and (iii) the Collateral Agreement, dated as of May 15, 2007 (the “Collateral Agreement”), by and among Group Inc., U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through The Bank of New York Mellon, as Property Trustee. The proposal is subject to approval of the holders of record (the “Holders”) as of January 19, 2012 (the “Record Date”) of a majority in aggregate liquidation amount Outstanding of our Floating Rate Normal APEX, liquidation amount $1,000 per security (the “Normal APEX”).

The purpose of the proposal is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Periods such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (as defined below) (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding September 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of December 1, 2012, March 1, 2013, June 1, 2013 and September 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings (collectively, the “Proposed Amendments”).

All capitalized terms used and not defined herein shall have the meaning ascribed to them in the attached Consent Solicitation Statement.

In order to approve the Proposed Amendments, Group Inc. must receive validly executed consents from holders as of the Record Date or their duly designated proxies (“Duly Designated Proxies”) representing a majority in aggregate liquidation amount Outstanding of Normal APEX on or prior to the Expiration Time and such consents must not be revoked. If Group Inc. obtains the Requisite Consents for the Proposed Amendments, it will, as promptly as practicable after the Expiration Time, pay to each Holder or its Duly Designated Proxy from whom properly executed and unrevoked Letters of Consent are received by Global Bondholder Services Corporation on or prior to the Expiration Time and not revoked, a fee equal to $10.00 in cash for each $1,000 in liquidation amount of Normal APEX (the “Consent Fee”).

A soliciting dealer fee of $5.00 for each $1,000 (the “Soliciting Dealer Fee”) in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying preliminary Consent Solicitation Statement, which describes the terms of the Proposed Amendments. This preliminary Consent Solicitation Statement is being sent to all holders of the Normal APEX on or about January 9, 2012. The Letter of Consent and return envelope will be attached to the definitive Consent Solicitation Statement filed with the SEC pursuant to Regulation 14A. Once the definitive Consent Solicitation Statement is filed and you receive your Letter of Consent and return envelope, please complete the Letter of Consent and return it by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of Global Bondholder Services Corporation, our Information and Tabulation Agent, set forth on the back cover page of the accompanying Consent Solicitation Statement. Consents must be submitted to Global Bondholder Services Corporation by 5:00 p.m., New York City time, on February 6, 2012.

Your response to this solicitation is important. Failure to return the Letter of Consent will have the same effect as a vote against approval of the Proposed Amendments.

Sincerely,

The Goldman Sachs Group, Inc.

PRELIMINARY CONSENT SOLICITATION STATEMENT

Subject to Completion or Amendment

CONSENT SOLICITATION STATEMENT

GOLDMAN SACHS CAPITAL III

Solicitation of Consents from the Holders of

Floating Rate Normal APEX,

liquidation amount $1,000 per security (CUSIP No. 38144QAA7)

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 6, 2012, UNLESS OTHERWISE EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”). CONSENTS MAY BE REVOKED ON THE TERMS AND CONDITIONS SET FORTH HEREIN.

Subject to the terms and conditions set forth in this Consent Solicitation Statement, The Goldman Sachs Group, Inc. (“Group Inc.”), sponsor of Goldman Sachs Capital III, a statutory trust organized under Delaware law (the “Trust”), is hereby soliciting consents (such solicitation being referred to herein as the “Consent Solicitation”) of Holders (as defined below) as of the Record Date (as defined below) of the Trust’s Floating Rate Normal APEX, liquidation amount $1,000 per security (CUSIP No. 38144QAA7) (the “Normal APEX”), to a proposal to amend certain provisions of (i) the Amended and Restated Declaration of Trust governing the Normal APEX, dated as of May 15, 2007, as amended by the First Amendment to the Amended and Restated Declaration of Trust, dated as of January 6, 2012 (as so amended, the “Declaration of Trust”), by and among Group Inc., The Bank of New York Mellon, as Property Trustee (the “Property Trustee”), The Bank of New York (Delaware), as Delaware Trustee (“Delaware Trustee”), the Administrative Trustees named therein (the Property Trustee, the Delaware Trustee and the Administrative Trustees collectively, the “Trustees”) and the holders of the trust securities, (ii) the Subordinated Debt Indenture, dated as of February 20, 2004, as supplemented by the First Supplemental Indenture, dated as of February 20, 2004 and the Third Supplemental Indenture, dated as of May 15, 2007 (as so supplemented, the “Indenture”), each by and between Group Inc. and The Bank of New York Mellon, as Trustee, and (iii) the Collateral Agreement, dated as of May 15, 2007 (the “Collateral Agreement”), by and among Group Inc., U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and the Trust, acting through the Property Trustee.

Important Notice Regarding the Availability of Consent Solicitation Materials

The Consent Solicitation Statement is available at www.gbsc-usa.com/Goldman

If you want to receive a paper or e-mail copy of this Consent Solicitation Statement, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 30, 2012, to facilitate timely delivery.

Requests for copies of this Consent Solicitation Statement should be directed to the Information and Tabulation Agent at the address, e-mail or telephone numbers set forth on the back cover of this Consent Solicitation Statement.

The Solicitation Agent for the Consent Solicitation is:

Goldman, Sachs & Co.

January 9, 2012

The purpose of the Proposed Amendments is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Periods such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (as defined below) (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding September 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of December 1, 2012, March 1, 2013, June 1, 2013 and September 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings (collectively, the “Proposed Amendments”).

Capitalized terms used in this Consent Solicitation Statement that are not otherwise defined herein have the meaning set forth in the Declaration of Trust, the Indenture or the Collateral Agreement, as the case may be.

For a more detailed description of the Consent Solicitation and the Proposed Amendments, see “Purpose and Effects of the Consent Solicitation” and “The Proposed Amendments” below.

If validly executed consents from Holders or their duly designated proxies (“Duly Designated Proxies”) representing a majority in aggregate liquidation amount Outstanding (as defined below) of Normal APEX (the “Requisite Consents”) are received on or prior to the Expiration Time and not properly revoked, Group Inc. will, as promptly as practicable after the Expiration Time, pay to each Holder or its Duly Designated Proxy from whom properly executed and unrevoked Letters of Consent are received by Global Bondholder Services Corporation (the “Information and Tabulation Agent”) on or prior to the Expiration Time (each, a “Consenting Holder”) a fee equal to $10.00 in cash for each $1,000 in liquidation amount of Normal APEX (the “Consent Fee”).

A soliciting dealer fee of $5.00 (the “Soliciting Dealer Fee”) for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Any written notice of revocation must be received prior to receipt of the Requisite Consents and the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time).

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Payment of the Consent Fee is subject to satisfaction or waiver of certain conditions described below. See “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” below.

In this Consent Solicitation Statement, the term “Record Date” means 5:00 p.m., New York City time, on January 19, 2012, and the term “Holder” means each person shown on the records of the registrar for the Normal APEX as a registered holder as of the Record Date.

The Proposed Amendments will become effective with respect to the Normal APEX upon receipt by Group Inc. of the Requisite Consents in respect of the Proposed Amendments which have not been revoked and the execution and delivery of an amendment to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments by the applicable parties thereto (which may occur prior to the Expiration Time if Requisite Consents in respect of the Proposed Amendments are received before then). After effectiveness of the Proposed Amendments all current Holders of Normal APEX, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Only Holders and Duly Designated Proxies whose properly executed Letters of Consent are received by the Information and Tabulation Agent on or prior to the Expiration Time and who do not properly revoke their consent will be entitled to receive the Consent Fee, in the event the Proposed Amendments become effective. No other Holders and Duly Designated Proxies will be entitled to receive the Consent Fee, but all Holders will be bound by the Proposed Amendments, if they become effective. Subject to the terms and conditions of this Consent Solicitation Statement and the related Letter of Consent to be attached to the definitive Consent Solicitation Statement, Group Inc. will pay the Consent Fee to the Consenting Holders as promptly as practicable after the Expiration Time.

We request that Holders and Duly Designated Proxies read and carefully consider the information contained in this Consent Solicitation Statement and the related Letter of Consent to be attached to the definitive Consent Solicitation Statement and give their consent to the Proposed Amendments by properly completing and executing the Letter of Consent in accordance with the instructions set forth herein and therein.

Group Inc. expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described under “The Consent Solicitation—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendments to (i) terminate the Consent Solicitation for any reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Expiration Time, (iv) amend the terms of the Consent Solicitation or (v) modify the form or amount of the consideration to be paid pursuant to the Consent Solicitation. See “The Consent Solicitation—Expiration Time; Extensions; Amendment.” No Consent Fee will be paid if the Requisite Consents are not received or if the Consent Solicitation is terminated prior to the Proposed Amendments becoming effective for any reason.

The transfer of Normal APEX after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder and Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Normal APEX to which such Letter of Consent relates, unless the procedure for revoking consents described herein and in the Letter of Consent to be attached to the definitive Consent Solicitation Statement has been completed.

Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

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IMPORTANT

Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments. Any beneficial owner of Normal APEX who is not a Holder of such Normal APEX must arrange with the person who is the Holder or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were the Holders of the Normal APEX held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Following delivery of the Letter of Consent to be attached to the definitive Consent Solicitation Statement to Holders, Holders and Duly Designated Proxies who wish to consent must deliver their properly completed and executed Letter of Consent to the Information and Tabulation Agent at the address set forth on the back cover page of this Consent Solicitation Statement and in the Letter of Consent in accordance with the instructions set forth herein and therein. Consents should not be delivered to the Trust, Group Inc., the Trustees or the Solicitation Agent. However, Group Inc. reserves the right (but is not obligated) to accept any Letters of Consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the Proposed Amendments.

No person has been authorized to give any information or make any representations other than those contained or incorporated by reference herein or in the Letter of Consent to be attached to the definitive Consent Solicitation Statement and other materials, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust, Group Inc., the Trustees, the Solicitation Agent or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement and the accompanying materials shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof.

Please handle this matter through your bank or broker. Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover hereof. Requests for assistance in completing and delivering Letters of Consent or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent to be attached to the definitive Consent Solicitation Statement or other related documents should be directed to the Information and Tabulation Agent at the address or telephone numbers set forth on the back cover hereof.

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THE GOLDMAN SACHS GROUP, INC. AND GOLDMAN SACHS CAPITAL III

The Goldman Sachs Group, Inc. is a leading global financial services firm providing investment banking, securities and investment management services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world. Group Inc.’s headquarters are located at 200 West Street, New York, New York 10282, telephone (212) 902-1000. The Goldman Sachs Group, Inc. is a bank holding company and a financial holding company regulated by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”). Our U.S. depository institution subsidiary, Goldman Sachs Bank USA, is a New York State-chartered bank.

The Trust is a Delaware statutory trust. Group Inc. is the sole holder of all the common securities of the Trust. The sole assets and sources of funds to make payments on the Normal APEX are the junior subordinated notes Group Inc. issued to the Trust (the “Underlying Notes”) and the stock purchase contracts (the “Stock Purchase Contracts”) issued pursuant to the stock purchase contract agreement (the “Stock Purchase Contract Agreement”) between the Trust and Group Inc. To the extent that the Trust receives interest payments on the relevant Underlying Notes or payments pursuant to the Stock Purchase Contracts, it is obligated to distribute those amounts to the holders of Normal APEX, in the form of semi-annual or quarterly distributions. Group Inc. provided holders of Normal APEX a guarantee in support of the Trust’s obligation to make distributions on their Normal APEX, but only to the extent the Trust has funds available for distribution.

PURPOSE AND EFFECTS OF THE CONSENT SOLICITATION

The purpose of the Proposed Amendments is to amend the Declaration of Trust, the Indenture and the Collateral Agreement to better ensure the success of the initial remarketing of the Underlying Notes. More specifically, the purpose is to (i) increase the length of the Remarketing Period such that the first Remarketing Period will commence 14 days following the effectiveness of the Proposed Amendments (or such later date as shall be determined by Group Inc. in its absolute discretion) and will end on the third Business Day preceding September 1, 2012, and each subsequent Remarketing Period will be the 75-day period (or such shorter period as shall be determined by Group Inc. in its absolute discretion) ending on the third Business Day preceding each of December 1, 2012, March 1, 2013, June 1, 2013 and September 1, 2013, (ii) provide for 14 rather than 21 days prior notice to Holders of the Normal APEX of the commencement of each Remarketing Period and to shorten from 10 to seven Business Days the period during which Holders of Normal APEX may elect to exchange their Normal APEX for Stripped APEX and Capital APEX in the event of a successful Remarketing and Holders of Capital APEX may elect to dispose of their Capital APEX in the event of a successful Remarketing, (iii) allow Group Inc. to divide the Underlying Notes into multiple tranches having different maturities, interest rates and certain other terms in order to facilitate a Remarketing, with such modifications to the terms thereof to be effective upon the completion of a Successful Remarketing, (iv) eliminate the requirement that Group Inc. issue a press release through Bloomberg Business News or other reasonable means of distribution in the event Group Inc. has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day and (v) amend the Indenture to eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate notes, the cap on the spread) that the remarketing agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings.

The Proposed Amendments are intended to provide for greater flexibility in remarketing the Underlying Notes. First, each Remarketing Period would be lengthened as set forth below. Currently, each Remarketing Period lasts for five Business Days. Under the Proposed Amendments, the first Remarketing Period would last

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for as long as 191 days and any subsequent Remarketing Period would last for as long as 75 days. Notice of Remarketings would be provided at least 14 rather than at least 21 days prior to the commencement of the Remarketing Period and the notice you are given would provide less detailed information about changes to the maturity and other terms of the Underlying Notes that would be made upon a Successful Remarketing. Since holders may not exchange their Normal APEX for Stripped APEX and Capital APEX on any day during the 15 calendar day period leading up to and including March 1, June 1, September 1 or December 1 or during the period from 3:00 p.m., New York City time, on the second Business Day before the first day of any Remarketing Period, to but not including the Business Day after the last day of that Remarketing Period, lengthening the Remarketing Period will shorten the periods during which holders may make such exchanges and the first such period would terminate shortly after the expiration of this Consent Solicitation. Group Inc. would have the right to divide the Underlying Notes into multiple tranches with different maturity dates, interest rates and certain other terms in connection with the Remarketing if the amendments are approved. Currently, Group Inc. may change the maturity and certain other terms of the Underlying Notes in connection with the Remarketing but may not subdivide them into multiple tranches. In addition, given the longer Remarketing Period, the Proposed Amendments would remove the requirement that Group Inc. issue a press release in the event it has determined on any Business Day during the Remarketing Period to postpone the Remarketing to the next Business Day. Finally, the Proposed Amendments would eliminate the cap on the interest rate (or if the Underlying Notes are remarketed as floating-rate Underlying Notes, the cap on the spread used to calculate the interest rate) that the Remarketing Agent may establish in remarketing any tranche of Underlying Notes in the first four Remarketings.

The greater flexibility provided by the Proposed Amendments is intended to mitigate the effects of any illiquidity or volatility in the securities markets at the time of a Remarketing by increasing the time period in which a Remarketing may occur and providing increased flexibility with respect to the terms of the Remarketed Notes. Although the elimination of the Fixed Rate Reset Cap and the Floating Rate Reset Cap may increase the interest rate of the Remarketed Notes, Group Inc.’s increased flexibility with respect to the timing of the Remarketing and the division of the Underlying Notes into tranches with different maturities, interest rates and certain other terms may reduce the interest rate of the Remarketed Notes. Shortening the notice period for the Remarketings and providing more general information in the notice of each Remarketing will affect the time and the information you have available in connection with a decision to make a Contingent Exchange Election. In giving your consent to these Proposed Amendments, you assume the risk that the Remarketed Notes that you would receive if you make a Contingent Exchange Election may have more or less favorable terms than would have been the case if the amendments were not adopted.

Whether or not the Requisite Consents are obtained, Group Inc. intends to arrange for one or more statutory trusts sponsored by Group Inc. to purchase all or substantially all of the Underlying Notes offered in the Remarketing. Each such trust will issue its trust securities to new investors to fund the purchase of the Underlying Notes in the Remarketing, and Group Inc. will guarantee the trust securities issued by each statutory trust on a senior basis. It is possible that Group Inc. may take other actions to facilitate the sale of the Underlying Notes in the Remarketing, including causing an affiliate to purchase the Underlying Notes in the Remarketing or selling the Underlying Notes to new investors in a public offering.

THE PROPOSED AMENDMENTS

The amendments to each of the Declaration of Trust, the Indenture and the Collateral Agreement required to implement the Proposed Amendments are attached to this Consent Solicitation Statement as Appendix A. The description of the Proposed Amendments in this Consent Solicitation Statement is qualified in its entirety by reference to the full text of such amendments.

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THE CONSENT SOLICITATION

Overview

The Proposed Amendments will become effective with respect to the Normal APEX upon receipt by Group Inc. of the Requisite Consents in respect of the Proposed Amendments which have not been revoked and the execution and delivery of an amendment to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments by the applicable parties thereto (which may occur prior to the Expiration Time if Requisite Consents in respect of the Proposed Amendments are received before then). After effectiveness of the Proposed Amendments all Holders of Normal APEX, including non-consenting Holders, and all subsequent Holders will be bound by the Proposed Amendments.

Failure to deliver a Letter of Consent will have the same effect as if a Holder had chosen not to give its consent with respect to the Proposed Amendments. Group Inc. will provide notice to Holders of receipt of the Requisite Consents (if the Requisite Consents have been received) on or after the date on which the Proposed Amendments become effective.

The delivery of a Letter of Consent will not affect a Holder’s (or Duly Designated Proxy’s) right to sell or transfer the Normal APEX. If a Holder (or Duly Designated Proxy) delivers a consent and subsequently transfers its Normal APEX prior to the Expiration Time, any payment pursuant to the Consent Solicitation with respect to such Normal APEX will be made to such Holder (or Duly Designated Proxy), unless the consent with respect to such Normal APEX has been validly revoked by such Holder (or Duly Designated Proxy) at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time).

Beneficial owners of the Normal APEX who wish to provide a consent and whose Normal APEX are held, as of the Record Date, in the name of a broker, dealer, commercial bank, trust company or other nominee institution must contact such nominee promptly and instruct such nominee, as the Holder of such Normal APEX, to execute promptly and deliver a Letter of Consent on behalf of the beneficial owner on or prior to the Expiration Time.

Voting materials, which include the definitive Consent Solicitation Statement and the Letter of Consent to be attached to the definitive Consent Solicitation Statement, will be available to all Holders on or about January 19, 2012. As of the Record Date, there will be outstanding 500,000 Normal APEX, held of record by one registered holder, the nominee for DTC. Each Normal APEX entitles the holder of record to one vote in respect of the Proposed Amendments. Only Holders and Duly Designated Proxies are eligible to consent to the Proposed Amendments.

Consent Fee

If the Requisite Consents are received and not properly revoked on or prior to the Expiration Time and the conditions of the Consent Solicitation are satisfied or waived, Group Inc. will, as promptly as practicable after the Expiration Time, pay the Consent Fee to each Consenting Holder (directly or through an agent). The Consent Fee to be paid to the Consenting Holders is $10.00 in cash per $1,000 in liquidation amount of Normal APEX with respect to which valid consents are received on or prior to the Expiration Time and not properly revoked.

A Soliciting Dealer Fee of $5.00 for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letter of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer

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Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Effectiveness of Amendment

If the Requisite Consents are received and not properly revoked on or prior to the Expiration Time, the Proposed Amendments will become effective with respect to the Normal APEX upon receipt by the Trust of such Requisite Consents which have not been revoked and the execution and delivery of the Amendments to each of the Declaration of Trust, the Indenture and the Collateral Agreement implementing the Proposed Amendments, by the applicable parties thereto.

Record Date

The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is 5:00 p.m., New York City time, on January 19, 2012. This Consent Solicitation Statement is being sent to all Holders. Group Inc. reserves the right to establish from time to time any new date as the Record Date and, thereupon, any such new date will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

Conditions to the Consent Solicitation; Termination

Group Inc.’s acceptance of validly executed, delivered and unrevoked consents and payment of the Consent Fee with respect thereto are subject to (i) Requisite Consents having been received (and not revoked) on or prior to the Expiration Time and (ii) the absence of any law or regulation, and the absence of any injunction or action or other proceeding (pending or threatened), that (in the case of any action or proceeding if adversely determined) would make unlawful or invalid or enjoin the implementation of the Proposed Amendments, or the payment of the Consent Fee or that would question the legality or validity thereof.

If any of the preceding conditions are not satisfied on or prior to the Expiration Time, Group Inc. may, in its sole discretion and without giving any notice, allow the Consent Solicitation to lapse, or extend the solicitation period and continue soliciting consents to the Consent Solicitation. Subject to applicable law, the Consent Solicitation may be abandoned or terminated at any time if the Proposed Amendments have not become effective for any reason, in which case any consents received will be voided and no Consent Fee will be paid.

Expiration Time; Extensions; Amendment

The term “Expiration Time” means 5:00 p.m., New York City time, on February 6, 2012, unless Group Inc., in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Expiration Time” means the latest time and date to which the Consent Solicitation is extended. In order to extend the Expiration Time, Group Inc. will notify the Information and Tabulation Agent in writing or orally of any extension and will make a public announcement thereof, in each case prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Time. Group Inc. may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of Normal APEX to be so notified will not affect the extension of the Consent Solicitation.

If the Consent Solicitation is amended or modified in a manner determined by Group Inc. to constitute a material change to the Holders, Group Inc. will promptly disclose such amendment or modification in a manner deemed appropriate and may, if appropriate, extend the Consent Solicitation for a period deemed by it to be adequate to permit the Holders to deliver and/or revoke their consents.

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Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, Group Inc. expressly reserves the right, in its sole discretion and regardless of whether any of the conditions described above under “—Conditions to the Consent Solicitation; Termination” have been satisfied, subject to applicable law, to (i) terminate the Consent Solicitation for any other reason, (ii) waive any of the conditions to the Consent Solicitation, (iii) extend the Expiration Time with respect to the Consent Solicitation, (iv) amend the terms of the Consent Solicitation, or (v) modify the form or amount of the Consent Fee or the Soliciting Dealer Fee to be paid pursuant to the Consent Solicitation.

Procedures for Consenting

All Letters of Consent that are properly executed and received by the Information and Tabulation Agent on or prior to the Expiration Time and not timely revoked will be given effect in accordance with the terms thereof.

Holders (and Duly Designated Proxies) who desire to act with respect to the Proposed Amendments, should so indicate by signing and dating the Letter of Consent to be attached to the definitive Consent Solicitation Statement and delivering it to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the appropriate address or facsimile number set forth in the Letter of Consent, in accordance with the instructions contained herein and therein. Signatures must be guaranteed in accordance with paragraph 6 of the instructions in the Letter of Consent.

The Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Normal APEX. An authorized Participant must execute the Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Normal APEX are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Group Inc. of such person’s authority to so act. If the Normal APEX are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must be a Duly Designated Proxy in order to execute the Letter of Consent on behalf of the Holder. Any beneficial owner of the Normal APEX who is not a Holder of record of such Normal APEX must arrange with the person who is the Holder of record or such Holder’s assignee or nominee (i) to execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) to deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, DTC has authorized Participants set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Normal APEX held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

If a consent relates to fewer than all the Normal APEX held of record as of the Record Date by the person providing such consent, such person must indicate on the Letter of Consent the aggregate liquidation amount (in integral multiples of $1,000) of such Normal APEX to which the consent relates. Otherwise, the consent will be deemed to relate to all such Normal APEX.

A Holder (or Duly Designated Proxy) must complete, sign and date the Letter of Consent (or photocopy thereof) for such Holder’s Normal APEX and deliver such Letter of Consent to the Information and Tabulation Agent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission at the address or facsimile number of the Information and Tabulation Agent set forth on the back cover page hereof. Delivery of Letters of Consent should be made sufficiently in advance of the Expiration Time to assure that the Letter of Consent is received prior to the Expiration Time.

Group Inc. reserves the right to receive Letters of Consent by any other reasonable means or in any form that reasonably evidences the giving of consent.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Group Inc. whose determinations will be binding. Group Inc. reserves

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the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Group Inc.’s counsel, be unlawful. Group Inc. also reserves the right to waive any defects, irregularities or conditions of consent as to the Normal APEX. A waiver of any defect or irregularity with respect to the consent in respect of one Normal APEX shall not constitute a waiver of the same or any other defect or irregularity with respect to the consent in respect of any other Normal APEX except to the extent Group Inc. may otherwise so provide. Group Inc.’s interpretations of the terms and conditions of the Consent Solicitation, including the instructions in the Letter of Consent, will be final and binding. No consent as to any Normal APEX will be deemed to have been validly made until all defects or irregularities with respect to such consent have been cured or waived by Group Inc. All consenting Holders, by execution of the Letter of Consent to be attached to the definitive Consent Solicitation Statement or a facsimile hereof, waive any right to receive notice of the acceptance of their consent. None of the Trust, Group Inc., the Solicitation Agent, the Information and Tabulation Agent or any other person will be under any duty to give notice of any defects or irregularities in consents or will incur any liability for failure to give any such notice.

Revocation of Consents

All properly completed and executed Letters of Consent received prior to the Expiration Time will be counted, notwithstanding any transfer of any Normal APEX to which such Letter of Consent relates, unless the Information and Tabulation Agent receives from a Holder (or Duly Designated Proxy) a written notice of revocation at any time prior to the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time). Any notice of revocation received after the Proposed Amendments become effective will not be effective, even if received prior to the Expiration Time. A consent to the Proposed Amendments by a Holder (or Duly Designated Proxy) will bind the Holder (or Duly Designated Proxy) and every subsequent holder of such Normal APEX or portion of such Normal APEX, even if notation of the consent is not made on such Normal APEX.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder (or Duly Designated Proxy) and the aggregate liquidation amount of the Normal APEX to which it relates and must be (i) signed in the same manner as the original Letter of Consent or (ii) accompanied by a duly executed proxy or other authorization (in form satisfactory to Group Inc.). All revocations of consents must be sent to the Information and Tabulation Agent at its address set forth in the Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Delaware Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, duly designated proxy of the Holder, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by Group Inc., submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Normal APEX listed on the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement and the Letter of Consent to be attached to the definitive Consent Solicitation Statement. Only a Holder (or a Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Normal APEX must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Normal APEX. A transfer of Normal APEX after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Amendments. A purported notice of revocation that is not received by the Information and Tabulation Agent in a timely fashion and accepted by Group Inc. as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may not be rescinded. A Holder (or Duly Designated Proxy) who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Expiration Time.

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Prior to the earlier of (i) the effectiveness of the Proposed Amendments (which may occur prior to the Expiration Time) or (ii) the Expiration Time, Group Inc. intends to consult with the Information and Tabulation Agent to determine whether the Information and Tabulation Agent has received any revocations of consents. Group Inc. reserves the right to contest the validity of any revocations.

No Dissenters’ Rights

Holders of Normal APEX do not have dissenters’ rights with respect to the Proposed Amendments.

Solicitation Agent

Group Inc. has retained Goldman, Sachs & Co. as sole solicitation agent (the “Solicitation Agent”) with respect to the Consent Solicitation. The Solicitation Agent will solicit consents and may solicit such consents personally, telephonically, electronically or by other customary means of solicitation. The Solicitation Agent will receive a customary fee for such services and reimbursement for reasonable out-of-pocket expenses, including the reasonable fees and expenses of their counsel, incurred in connection with such services. Group Inc. has agreed to indemnify the Solicitation Agent against certain liabilities and expenses, including liabilities under securities laws, in connection with the Consent Solicitation.

A Soliciting Dealer Fee of $5.00 for each $1,000 in liquidation amount of Normal APEX with respect to which properly executed Letters of Consent are received on or prior to the Expiration Time and not revoked, will be paid to retail brokers that are appropriately designated by their clients to receive this fee. The Soliciting Dealer Fee will be paid only to designated retail brokers that submit Letters of Consent on behalf of beneficial owners of Normal APEX in an aggregate liquidation amount of $250,000 or less. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed soliciting dealer form, which will be included in the Letter of Consent to be attached to the definitive Consent Solicitation Statement, must be received by the Information and Tabulation Agent prior to the Expiration Time. Group Inc. shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide consents). Consenting Holders will not be obligated to pay brokerage fees or commissions to the Solicitation Agent or the Information and Tabulation Agent.

Directors and officers of Group Inc. and employees of the Administrative Trustees of the Trust may also solicit consents.

Questions with respect to the terms of the Consent Solicitation should be directed to the Solicitation Agent in accordance with its contact information set forth on the back cover of this Consent Solicitation Statement.

Information and Tabulation Agent

Group Inc. has retained Global Bondholder Services Corporation to act as Information and Tabulation Agent with respect to the Consent Solicitation. For the services of the Information and Tabulation Agent, Group Inc. has agreed to pay reasonable and customary fees and to reimburse the Information and Tabulation Agent for its reasonable out-of-pocket expenses in connection with such services.

Requests for assistance in completing and delivering the Letter of Consent to be attached to the definitive Consent Solicitation Statement or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. Following delivery of the Form of Consent to be attached to the definitive Consent Solicitation Statement to Holders, the executed Letter of Consent and any other documents required by the Letter of Consent should be sent to the Information and Tabulation Agent at the address set forth in the Letter of Consent, and not to Group Inc., the Trustees or the Solicitation Agent.

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Fees and Expenses

Group Inc. will pay the costs of the Consent Solicitation. Group Inc. will reimburse the Property Trustee and the Delaware Trustee for the reasonable and customary expenses that they incur in connection with the Consent Solicitation. Group Inc. will also reimburse banks, trust companies, securities dealers, nominees, custodians and fiduciaries for their reasonable and customary expenses in forwarding this Consent Solicitation Statement, the Letter of Consent to be attached to the definitive Consent Solicitation Statement and other materials to beneficial owners of the Normal APEX. The total amount estimated to be spent for, in furtherance of, or in connection with the Consent Solicitation is approximately $1,502,000.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations relating to the Consent Solicitation. This summary applies only to Normal APEX held as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. It does not discuss any state, local or foreign tax consequences, nor does it deal with beneficial owners of Normal APEX that may be subject to special treatment for U.S. federal income tax purposes. For example, this summary does not address tax consequences to beneficial owners of Normal APEX who are dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, financial institutions, regulated investment companies, real estate investment trusts, tax-exempt entities or insurance companies, persons holding Normal APEX as part of a hedging, integrated, constructive sale or conversion transaction or a straddle, persons liable for the alternative minimum tax or U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar.

If an entity classified as a partnership for U.S. federal income tax purposes holds Normal APEX, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the entity. A partner in such an entity should consult its own tax advisor regarding the tax consequences relating to the Consent Solicitation.

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations, rulings and judicial decisions, all as currently in effect. These authorities may be changed, perhaps retroactively, or subject to differing interpretations, so as to result in U.S. federal income tax consequences different from those discussed below. There is no authority directly addressing the U.S. federal income tax consequences of the adoption of the Proposed Amendments, and receipt of the Consent Fee. In addition, no rulings have been requested from the Internal Revenue Service (the “IRS”) with respect to any of the U.S. federal income tax consequences of the Consent Solicitation. As a result, there can be no assurance that the IRS or a court will agree with the U.S. federal income tax consequences described below.

Beneficial owners of Normal APEX are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the Consent Solicitation to them in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

U.S. Holders

For purposes of the following discussion, a “U.S. holder” is a beneficial owner of a Normal APEX that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States,

•	a corporation (or other entity treated as a corporation) created or organized in or under the laws of the United States or any political subdivision of the United States,

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•	an estate the income of which is subject to U.S. federal income taxation regardless of its source, or

•

a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

•	If you are not a U.S. holder, this subsection does not apply to you and you should refer to “—Non-U.S. Holders” below.

Although the matter is not free from doubt, Group Inc. intends to take the position that a U.S. holder recognizes ordinary income equal to the amount of any Consent Fee received. Additionally, a U.S. holder (including for this purpose any U.S. holder that exchanges Normal APEX and Qualifying Treasury Securities for Stripped APEX and Capital APEX) should not recognize any gain or loss as a result of the adoption of the Proposed Amendments.

Each U.S. Holder is urged to consult its own tax advisor regarding the possibility of taking the position that the Consent Fee is a payment of previously accrued interest income or principal.

Non-U.S. Holders

For purposes of the following discussion, a non-U.S. holder is a beneficial owner of a Normal APEX that is not a U.S. holder and not a partnership (or other entity classified as a partnership) for U.S. federal income tax purposes.

Although the matter is not free from doubt, Group Inc. or its withholding agent intends to treat the Consent Fee paid to any non-U.S. holder as generally subject to U.S. withholding tax. Group Inc. or its withholding agent therefore intends to withhold U.S. federal income tax from the Consent Fee paid to any non-U.S. holder at a rate of 30% unless (i) the non-U.S. holder provides a properly executed IRS Form W-8ECI certifying, under penalties of perjury, that receipt of the Consent Fee is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States or (ii) the non-U.S. holder provides a properly executed IRS Form W-8BEN establishing its entitlement to an exemption from, or a reduction in the rate of, such withholding tax under an applicable provision of an applicable income tax treaty between the United States and the non-U.S. holder’s country of residence.

Each Non-U.S. Holder is urged to consult its own tax advisor regarding the Consent Solicitation in general and, in particular, its eligibility (if any) for an exemption from, or a reduction in the rate of, U.S. federal withholding tax under an applicable income tax treaty or otherwise; or alternatively, the possibility of taking the position that the Consent Fee is not generally subject to U.S. withholding tax.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to the payment of the Consent Fee to U.S. holders other than certain exempt recipients (such as corporations). The Consent Fee payment may also be subject to backup withholding unless the U.S. holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii) provides its correct taxpayer identification number (which, in the case of an individual, is his or her social security number), certifies that it is not currently subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. In general, a U.S. holder can satisfy these requirements by completing and submitting the IRS Form W-9 that will be included in the Letter of Consent to be attached to the definitive Consent Solicitation Statement.

In general, if a Normal APEX is not held through a qualified intermediary, certain information with respect to the payment of the Consent Fee to a non-U.S. holder may be reportable on IRS Form 1042-S. In general, information reporting on an IRS Form 1099 and backup withholding will not apply to the payment of the Consent Fee to a non-U.S. holder, provided (i) the non-U.S. holder provides an applicable Form W-8, or appropriate substitute form, certifying as to its non-U.S. status, and the payor does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person or (ii) the non-U.S. holder otherwise establishes an exemption.

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Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit against a holder’s U.S. federal income tax liability and, if withholding results in an overpayment of tax, the holder may be entitled to a refund, provided that the required information is timely furnished to the IRS.

AVAILABLE INFORMATION

The Goldman Sachs Group, Inc. is required to file annual, quarterly and current reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). You may read and copy any documents filed by Group Inc. at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Group Inc.’s filings with the SEC are also available to the public through the SEC’s Internet site at http://www.sec.gov and through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which Group Inc.’s common stock and the Normal APEX are listed.

The SEC’s rules allow Group Inc. to “incorporate by reference” information into this Consent Solicitation Statement. This means that Group Inc. can disclose important information to you by referring you to any of the SEC filings referenced in the list below. Any information referred to in this way in this Consent Solicitation Statement is considered part of this Consent Solicitation Statement from the date Group Inc. files that document. Any reports filed by Group Inc. with the SEC on or after the date of this Consent Solicitation Statement and before the Expiration Time will automatically update and, where applicable, supersede any information contained in or incorporated by reference into this Consent Solicitation Statement.

Group, Inc. incorporates by reference into this Consent Solicitation Statement the following documents or information filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

(1) Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (File No. 001-14965);

(2) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 (File No. 001-14965);

(3) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011 (File No. 001-14965);

(4) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 (File No. 001-14965);

(5) Current Reports on Form 8-K, dated and filed on November 21, 2011, November 29, 2011, December 1, 2011 (Acc-No. 0001193125-11-326196) and dated December 15, 2011 and filed on December 16, 2011 Acc-No. 0001193125-11-342776) (File No. 001-14965); and

(6) All documents filed by Group Inc. under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) on or after the date of this Consent Solicitation Statement and before the Expiration Time.

Group Inc. will provide without charge to each person, including any beneficial owner, to whom this Consent Solicitation Statement is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been or may be incorporated by reference into this Consent Solicitation Statement excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You can request those documents from The Goldman Sachs Group, Inc., Attention: Investor Relations, 200 West Street, New York, New York 10282, telephone (212) 902-0300.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There are no statements regarding ownership of the Normal APEX filed with the SEC pursuant to Sections 13(d) or 13(g) of the Exchange Act, nor have any persons delivered to the Trust proof of ownership sufficient to allow it to determine that any beneficial owner owns more than 5% of the outstanding Normal APEX.

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SECURITY OWNERSHIP OF GROUP INC. AND ITS SUBSIDIARIES

As of the date hereof, none of the Normal APEX are held by Group Inc. or any subsidiaries of Group Inc.

SECURITYHOLDER PROPOSALS

Pursuant to the Declaration of Trust no annual meeting of Holders is required to be held. Accordingly, SEC rules with respect to shareholder proposals that may be submitted at annual meetings are generally inapplicable to the Trust.

HOUSEHOLDING

The SEC’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for consent solicitations with respect to two or more holders sharing the same address by delivering a single consent solicitation to those holders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that holders receive and lower printing and mailing costs for companies. Please contact the Information and Tabulation Agent to request receipt of a single copy of the solicitation statement if you share the same address as another beneficial owner of Normal APEX.

MISCELLANEOUS

The Consent Solicitation is not being made to, and Letters of Consent will not be accepted from or on behalf of, Holders in any jurisdiction in which the making of the Consent Solicitation or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, Group Inc. may in its discretion take such action as it may deem necessary to make the Consent Solicitation in any such jurisdiction and to extend the Consent Solicitation to Holders in such jurisdiction.

There will not be a meeting of Holders of Normal APEX in connection with the Consent Solicitation and PricewaterhouseCoopers LLP, registered public accountants for Group Inc., will not be available to respond to questions relating to the Consent Solicitation.

Requests for assistance in completing and delivering the Letter of Consent to be attached to the definitive Consent Solicitation Statement or requests for additional copies of this Consent Solicitation Statement, the Letter of Consent and other related documents should be directed to the Information and Tabulation Agent.

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Appendix A

Proposed Amendments

IF THE PROPOSED AMENDMENTS ARE ADOPTED, THE FOLLOWING SECTIONS OF THE DECLARATION OF TRUST, THE INDENTURE AND THE COLLATERAL AGREEMENT WILL BE AMENDED AS FOLLOWS (bold and underline indicate text to be added, and ~~bold and strikethrough~~ indicate text to be deleted):

A)	Proposed Amendments to the Declaration of Trust

•	Section 1.1 - Definitions.

“Capital APEX Distribution Rate” means (i) from the Closing Date to but not including the Remarketing Settlement Date for a Successful Remarketing, Three-Month LIBOR plus 0.57% per annum (calculated on ~~a~~ an Actual/360 Basis), and (ii) thereafter, the weighted average rate per annum~~, whether a fixed~~ of the rate ~~or a rate determined pursuant to a formula,~~ of interest on the Notes determined pursuant to the Remarketing Agreement in connection with the Remarketing (it being understood and agreed that, if there is not a Successful Remarketing of the Notes, the Capital APEX Distribution Rate pursuant to clause (i) shall remain in effect for so long as Capital APEX are outstanding).

“Capital APEX Redemption Date” means, with respect to any Capital APEX to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided that (i) each Note Redemption Date shall be a Capital APEX Redemption Date for a Like Amount of Capital APEX and (ii) if a Successful Remarketing occurs, the ~~first Business Day after the Stock Purchase Date~~ 21st day following after the Remarketing Settlement Date (or if such day shall not be a Business Day, the following Business Day) shall be a Capital APEX Redemption Date for a redemption in kind pursuant to Section 4.2(c).

“Indenture Supplement” means the Third Supplemental Indenture to the Base Indenture, dated as of May 15, 2007, ~~between the Sponsor and the Note Trustee,~~ as amended or supplemented from time to time, including without limitation by the Fifth Supplemental Indenture to the Base Indenture, dated as of the date hereof, each between the Sponsor and the Note Trustee.

“Interest Rate Protection Agreement” means an interest rate swap agreement, consisting of an agreement substantially in the form of the 1992 Master Agreement (Multi-Currency-Cross Border) published by the International Swaps and Derivatives Association, Inc. and a schedule thereto containing customary provisions and confirmation, between the Issuer Trust, acting at the direction of the Sponsor, and the Swap Counterparty entered into on the date of a Successful Remarketing that occurs prior to May 30, 2012 having an effective date on March 1, 2012 (if the date of the Successful Remarketing is prior to February 28, 2012) or on June 1, 2012 (if the date of the Successful Remarketing is on or after February 28, 2012) and a termination date on September 1, 2012 (or if either such date is not a Business Day, the following Business Day), a notional amount equal to the aggregate principal amount of the Notes sold in such Remarketing, a payment date on (i) June 1, 2012 (only if the date of the Successful Remarketing is prior to February 28, 2012) on which (A) the Issuer Trust shall make a payment to the Swap Counterparty equal to the excess, if any, of the amount of a fixed-rate payment at the rate determined with respect to the interest period commencing on March 1, 2012 (or if such date is not a Business Day, the following Business Day) pursuant to clause (ii) of the definition of Remarketing Value in the Indenture Supplement (“Interim Fixed Rate Amount”) over an amount equal to a floating rate payment at Three-Month LIBOR (as defined in and determined pursuant to the Notes) for the Distribution Period commencing on March 1, 2012 (or if such date is not a Business Day, the following Business Day), calculated on the basis of a 360-day year and the actual number of days elapsed (“Interim Floating Rate Amount”), and (B) the Swap Counterparty shall make a payment to the Issuer Trust equal to the excess, if any, of the Interim Floating Rate Amount over the Interim Fixed Rate Amount and (ii) a payment date on the termination date on which (A) the Issuer Trust shall make a payment to the Swap Counterparty equal to the excess, if any, of the amount of a fixed-rate payment at the rate determined with respect to the interest period commencing on June 1, 2012 (or if such date is not a Business Day, the following Business Day) pursuant to clause (ii) of the definition of Remarketing Value in the Indenture Supplement (“Final Fixed Rate Amount”) over an amount equal to a floating rate payment at Three-Month LIBOR (as defined in and determined pursuant to the Notes) for the Distribution Period commencing on June 1, 2012 (or if such date is not a Business Day, the following Business Day), calculated on the basis of a 360-day year and the actual number of days elapsed (“Final Floating Rate Amount”), and (B) the Swap Counterparty shall make a payment to the Issuer Trust equal to the excess, if any, of the Final Floating Rate Amount over the Final Fixed Rate Amount. The Interest Rate Protection Agreement shall incorporate the rights, privileges, protections, indemnities and immunities afforded to the Issuer Trustees hereunder and shall provide such other terms reasonably acceptable to the Issuer Trustees, including, without limitation, that (i) it is executed and delivered by any of the Issuer Trustees party thereto not individually or personally but solely in the exercise of the powers and authority conferred and vested in them under the Trust Declaration, (ii) any representations, warranties, covenants, undertakings and agreements therein made on the part of any of the Issuer Trustees party thereto are made and intended for the purpose of binding only the Issuer Trust, (iii) nothing therein contained shall be construed as creating any liability of any of the Issuer Trustees party thereto, individually or personally, to perform any covenant either expressed or implied contained therein, all such liability, if any, being expressly waived by the Swap Counterparty and any person claiming by, through or under any party thereto, (iv) under no circumstances shall any Issuer Trustee be personally liable for the payment of any obligation or expenses of the Issuer Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer Trust in the Interest Rate Protection Agreement and (v) the sole recourse of the Swap Counterparty in respect of the obligations of the Issuer Trust thereunder shall be to the Trust Property.

“Notes” means the $500,010,000 initial aggregate principal amount of the Sponsor’s Remarketable Junior Subordinated Notes due 2043 issued pursuant to the Indenture. In the event the Notes are exchanged on the Remarketing Settlement Date for new Notes of one or several tranches, as the case may be, pursuant to Article III of the Indenture Supplement, “Notes” shall mean the new Notes for which they are exchanged on such date and each reference to $1,000 principal amount of Notes shall be deemed to refer to the principal amount of new Notes of each tranche for which $1,000 principal amount of Notes is so exchanged.

“Swap Counterparty” means Goldman, Sachs & Co. or another recognized swap dealer specified by the Sponsor.

“Transaction Agreements” means each of the Stock Purchase Contract Agreement, the Collateral Agreement, the Underwriting Agreement, the Notes, the Certificate Depositary Agreement, the Remarketing Agreement, the Guarantee Agreement, the Indenture, the Common Securities Subscription Agreement, the Agent Agreement, the Remarketable Junior Subordinated Note Purchase Agreement, the Interest Rate Protection Agreement and any other agreement determined by any Issuer Trustee to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees under this Declaration of Trust.

“Trust Property” means (a) the Notes for so long as they are owned by the Issuer Trust in accordance with this Declaration of Trust, (b) the Stock Purchase Contracts, (c) the Preferred Stock once acquired by the Issuer Trust pursuant to the Stock Purchase Contracts, (d) treasury securities (that are required to be Qualifying Treasury Securities when delivered) delivered to the Property Trustee (or the Collateral Agent) pursuant to Section 5.13 or Section 5.14, (e) the rights of the Issuer Trust under the Transaction Agreements, ~~and~~ (f) the Interest Rate Protection Agreement, and (g) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Issuer Trust or the Property Trustee on behalf of the Issuer Trust pursuant to the Declaration of Trust.

•	Section 2.7 - Authorization to Enter into Certain Transactions.

(a)	The Issuer Trustees shall conduct the affairs of the Issuer Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in Section 2.7(b), and in accordance with the following clauses (i) and (ii) of this Section 2.7(a), the Issuer Trustees shall have the authority to enter into all transactions and agreements determined by the Issuer Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Issuer Trustees under this Declaration of Trust, and to perform all acts in furtherance thereof, including the following:

* * *

(ii)	As among the Issuer Trustees, the Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

* * *

(G)	causing any payments due to the Swap Counterparty under the Interest Rate Protection Agreement to be made, at the direction of the Sponsor, to the Swap Counterparty from the Payment Account, collecting payments due to the Issuer Trust under the Interest Rate Protection Agreement from the Swap Counterparty and causing them to be deposited into the Payment Account;

* * *

(c)	In connection with the issuance and sale of the Trust Preferred Securities, the Sponsor shall have the right and, if the Sponsor shall desire that the actions be taken, the responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

* * *

The Sponsor shall have the right and, if the Sponsor shall desire that the actions be taken, the responsibility, to direct the Issuer Trust to enter into the Interest Rate Protection Agreement in connection with a Successful Remarketing and to direct the Property Trustee to make, or cause to be made, payments owed to the Swap Counterparty pursuant to the Interest Rate Protection Agreement out of the Trust Property.

•	Section 4.2 - Redemptions.

(c)

If a Successful Remarketing occurs, then ~~promptly after~~ on the 21st day following the Remarketing Settlement Date (or if such day shall not be a Business Day, the following Business Day) the Issuer Trust shall redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Notes for which each Capital APEX shall be redeemed shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided). If a Failed Remarketing occurs but on the Stock Purchase Date there is no Deferred Note Interest Amount outstanding, then promptly after the Stock Purchase Date the Issuer Trust shall redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes. If a Failed Remarketing occurs and there is a Deferred Note Interest Amount outstanding on the Stock Purchase Date, or if the Stock Purchase Contracts terminate in accordance with the terms of the Stock Purchase Contract Agreement prior to a Stock Purchase Date occurring, then the Sponsor may instruct the Issuer Trust at any time thereafter when no Deferred Note Interest Amount is outstanding to redeem the Capital APEX, in whole but not in part, in kind by exchanging for each Capital APEX a Like Amount of Notes. Any such redemption will be effected by

Book-Entry Transfer of Notes in global form if the Notes then settle and clear through the Clearing Agency, and if the Notes do not then settle and clear through the Clearing Agency by delivery of definitive certificates evidencing the Notes to the Holders of Capital APEX.

•	Section 5.14 - Remarketing Elections.

(d)	Subject to the conditions set forth in this Declaration of Trust, a Holder of Normal APEX may make a Contingent Exchange Election prior to the Stock Purchase Date or, if earlier, the date ~~of~~ a Remarketing is ~~successful~~ Successful:

(i)	during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Normal APEX that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed “Notice of Contingent Exchange Election” in the form printed on the reverse side of the form of Normal APEX Certificate; and

* * *

(e)	If a Holder has made an effective Contingent Exchange Election in accordance with the foregoing provisions:

(i)	if the related Remarketing is Successful:

(x)	the Collateral Agent will release Pledged Notes of a Like Amount from the Pledge, transfer such Notes to the Custody Account free and clear of the Sponsor’s security interest therein, deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 5.14(d)(ii) and confirm to the Property Trustee and the Administrative Trustees in writing that such release of transfers has occurred (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided);

* * *

(f)	Subject to the conditions set forth in this Declaration of Trust, a Holder of Capital APEX may make a Contingent Disposition Election by, during the period that commences with the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, transferring the Capital APEX that are the subject of such Contingent Disposition Election to the Securities Registrar, accompanied by a duly completed “Notice of Contingent Disposition Election” in the form printed on the reverse side of the form of Capital APEX Certificate.

•	Section 5.18 - Remarketing Procedures.

(a)	The Sponsor will give notice to the Property Trustee of a Remarketing at least ~~28~~ 14 days prior to the first day of the related Remarketing Period. Upon written instruction of the Sponsor, the Property Trustee will give holders of Normal APEX and Capital APEX, and will request that the Clearing Agency give to its participants holding Normal APEX or Capital APEX, notice of a Remarketing at least ~~21~~ seven days prior to the first day of the related Remarketing Period. Such notices will set forth:

(i)	the beginning and ending dates of the Remarketing Period and the applicable ~~Remarketing Settlement Date and~~ Stock Purchase Date in the event the Remarketing is successful;

~~(ii)~~	~~for interest periods for the Notes commencing on or after the Remarketing Settlement Date, the applicable interest payment dates and related record dates;~~

~~(iii)~~	~~any change in the stated maturity date of the Notes and, if applicable, the date on and after which the Sponsor will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement);~~

~~(iv)~~(ii)	whether, in connection with an Early Remarketing that is not the first scheduled Remarketing, the Sponsor’s obligations under the Notes will remain subordinated to Senior Debt (as defined in the Indenture) after the Remarketing Settlement Date;

~~(v)~~(iii)	~~any other changes in the terms of the Notes notified by the Sponsor~~ whether, in connection with ~~such Remarketing pursuant to Section 3.2 of the Indenture Supplement (including on~~ a Final Remarketing ~~that is a Failed Remarketing~~, any change in the Stated Maturity Date (as defined in the Indenture) ~~and, if applicable,~~ or the date on or after which the Issuer Trust will have the right to redeem the Notes (which is subject to Section 3.2 of the Indenture Supplement) will be made if such Final Remarketing is a Failed Remarketing;

* * *

B)	Proposed Amendments to the Third Supplemental Indenture

•	Section 1.2 - Definitions.

~~“Fixed Rate Reset Cap”, as of any Remarketing Settlement Date, means the prevailing market yield, as determined by the Remarketing Agent, of the benchmark U.S. Treasury Security having a remaining maturity that most closely corresponds to the period from such date until the earliest date on which the Notes may be redeemed at the option of the Company in the event of a Successful Remarketing, plus 350 basis points, or 3.50%, per annum.~~

~~“Floating Rate Reset Cap” means 300 basis points, or 3.00% per annum.~~

“Indenture” means the Original Indenture as originally executed, as it is supplemented and amended by the Supplemental Indenture, dated as of February 20, 2004, between the Company and the Trustee, ~~the Second~~ this Third Supplemental Indenture, dated as of May 15, 2007, between the Company and the Trustee, and ~~this Third~~ the Fifth Supplemental Indenture and as it may from time to time be further supplemented or amended by one or more other indentures supplemental thereto entered into pursuant to the applicable provisions thereof, including, for all purposes of such instrument, this Third Supplemental Indenture, as amended and supplemented by the Fifth Supplemental Indenture, and any such other supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern such instrument, this Third Supplemental Indenture, the Fifth Supplemental Indenture any such other supplemental indenture, respectively. The term “Indenture” shall also include the terms of ~~particular series of Securities established as contemplated by Section 301 thereof~~ the Notes.

“Remarketing Period” means the ~~five Business Day Period beginning~~ period commencing on the ~~seventh~~ date 14 days after the date of the Fifth Supplemental Indenture or such later date as shall be determined by the Company in its absolute discretion) and ending on the third Business Day preceding September 1, 2012 and the 75-day period (or such shorter period as shall be determined by the Company in (or such later date its absolute discretion) ending on the third Business Day preceding each of ~~August 1, 2012, November 1, 2012, February 8, 2013, May 1, 2013, August 1, 2013~~ December 1, 2012, March 1, 2013, June 1, 2013 and September 1, 2013 ~~(or if any such day is not a Business Day, the next Business Day)~~ until the settlement of a Successful Remarketing, or if an Early Settlement Event shall have occurred, each of the periods determined in accordance with Section 3.4.

“Remarketing Settlement Date” means ~~August 1, 2012, November 1, 2012, February 8, 2013, May 1, 2013 and August 1, 2013 (or if any such day is not a Business Day, the next Business Day)~~ the third Business Day following the date of a Successful Remarketing or, if the Remarketing is Successful on a date that is within seven Business Days of the Stock Purchase Date, the Stock Purchase Date.

“Remarketing Value” means, in respect of a Note, the amount equal to the value on the Remarketing Settlement Date of U.S. Treasury ~~Securities~~ securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the principal amount of, plus the interest payable on, such Note on ~~the next Regular Distribution Date~~ each Interest Payment Date occurring after the Remarketing Settlement Date and on or prior to the Stock Purchase Date, including any deferred interest, assuming for this purpose, even if not true, that (i) the interest rate on the Notes for the Interest Period during which the Remarketing is Successful remains at the rate in effect immediately prior to the Remarketing ~~and~~, (ii) the interest rate on the Notes for any Interest Period following the Interest Period during which the Remarketing is Successful that ends prior to the Stock Purchase Date equals the forward swap rate determined by the Remarketing Agent that best approximates Three-Month LIBOR for such Interest Period on the date the Remarketing is Successful plus 0.57%, and (iii) all accrued and unpaid interest on the Notes is paid in cash on such date; provided that the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury ~~Securities~~ securities are highly liquid and mature on or within five Business Days prior to the Stock Purchase Date or any preceding Interest Payment Date, as applicable, as determined in good faith by the Remarketing Agent in a manner intended to minimize the cash value of the U.S. Treasury ~~Securities~~ securities, and (y) the U.S. Treasury ~~Securities~~ securities are valued based on the ask-side price of such U.S. Treasury ~~Securities~~ securities at a time between 9:00 A.M. and 11:00 A.M., New York City time, selected by the Remarketing Agent, on the date of Remarketing, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date; provided that if the Remarketing Settlement Date is the Stock Purchase Date, the Remarketing Value shall equal the principal amount of the Note.

“Reset Rate” means, if ~~the~~ any tranche of Notes ~~are remarked~~ is remarketed as fixed rate notes, the rate of interest on ~~the~~ such tranche of Notes~~, if any,~~ set in a Remarketing, as specified in Section 3.3(a) ~~of this Third Supplemental Indenture~~.

“Reset Spread” means, if ~~the~~ any tranche of Notes ~~are remarked~~ is remarketed as floating rate notes, the spread, if any, set in a Remarketing with respect to such tranche of Notes, as specified in Section 3.3(a) ~~of this Third Supplemental Indenture~~.

“Stated Maturity Date” means September 1, 2043 or, with respect to any tranche of Notes, such earlier date as may be specified by the Company with respect to such tranche of Notes following a Remarketing in accordance with Article III.

•	Section 2.4 - Notes Held by Collateral Agent and Custodial Agent; Global Notes; Adjustment of Global Notes.

(f)	Any Notes held by the Custodial Agent in the Custody Account shall be exchanged on the Remarketing Settlement Date for new Notes of one or several tranches, as the case may be, into which the Remarketed Notes are exchanged pursuant to Article III having the same aggregate principal amount as the Notes so exchanged. The principal amount of the Notes of each tranche so issued shall be in the same proportions as the Remarketed Notes of such tranche are issued pursuant to Article III.

•	Section 2.9 - Amendment; Supplemental Indenture.

(b)	Solely for the benefit of the holders of the Notes, Section 901 of the Original Indenture is hereby amended to add the following subsection:

* * *

(15)

in the event any Notes are sold in the Remarketing to one or more statutory trusts sponsored by the Company, to modify the provisions of Sections 2.7, 2.9(c), 2.10 through 2.15, 4.1 and Section 7.3 to make comparable provision with respect to each such trust and the holders of its trust securities, and to modify the definitions of “Investment Company Event” and “Tax Event” to refer to each such statutory trust in lieu of the Issuer Trust and to replace references to the date of issuance of the APEX with references to the Remarketing Settlement Date.

•	Section 3.1 - Obligation to Conduct Remarketing and Related Requirements.

(d)	If a Remarketing Disruption Event has occurred and is continuing as of the last day of a Remarketing Period ~~for a proposed Remarketing Settlement Date in August 2012, November 2012, February 2013 or May 2013~~ other than the fifth Remarketing Period and no Early Settlement Event has occurred, the Company may elect not to attempt a Remarketing on that day. If the Company makes such election, the Remarketing for the related Remarketing Period will be deemed Unsuccessful and the Company shall be obligated to use commercially reasonable efforts to effect the Remarketing in the next succeeding Remarketing Period.

•	Section 3.2 - Company Decisions in Connection with Remarketing

In connection with Remarketings, the Company shall have the right hereunder, subject to Section 3.3(a), without the consent of any Holder of the Notes ~~to change certain terms of the Notes as provided below in this Section 3.2. At least 21 days prior to the first day of each Remarketing Period, the Company will specify the following information or decisions in a notice to the Remarketing Agent, the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee (clauses (a) through (e) applying only if the Remarketing is Successful and clause (f) applying only in the case of a Failed Remarketing~~ or any APEX Holders, at any time prior to the sale of the Notes in the Remarketing, to:

(a)	divide the Notes into multiple tranches, and if so, determine the principal amount of each tranche of Notes into which each Note shall be exchanged, it being understood that the aggregate principal amount of such Notes shall equal the principal amount of Notes so exchanged and that each Note shall be exchanged in the same proportion as each other Note, and that the authorized denominations of each tranche of Notes shall be changed to the extent necessary to avoid the issuance of Notes in denominations that are not authorized denominations as a result of such exchange;

~~(a)~~(b)	~~whether~~ keep the Stated Maturity Date ~~will remain~~ of any tranche of Notes at September 1, 2043 or ~~will be changed~~ change it to an earlier date (specifying such date if applicable); provided that the Stated Maturity Date of any tranche of Notes may not be changed to a date earlier than the later of (i) September 1, 2016 and (ii) if the Remarketing Settlement Date occurs during an Extension Period, the seventh anniversary of the first day of such Extension Period;

~~(b)~~(c)	~~whether to~~ change the date after which ~~the~~ any tranche of Notes will be redeemable at the Company’s option and the redemption price or prices; provided that no redemption date for ~~the~~ any tranche of Notes may be earlier than the later of (i) September 1, 2016 and (ii) if the Remarketing Settlement Date occurs during an Extension Period, the seventh anniversary of the first day of such Extension Period; and provided, further, that no Redemption Price may be less than the 100% of the principal amount of ~~the~~ such tranche of Notes plus accrued and unpaid interest, including deferred interest, if any, to the Redemption Date, in accordance with Article XI of the Indenture;

~~(c)~~(d)	~~whether,~~ in connection with a Final Remarketing that is not an Early Remarketing or an Early Remarketing that is not the first scheduled Remarketing, ~~the Company is exercising~~ exercise its right under Section 6.2 to cause the subordination provisions in the Original Indenture to cease to apply to the Notes, if the Remarketing is Successful, from and after the Remarketing Settlement Date and if so, ~~whether it elects~~ also elect that the Notes shall no longer be subject to the interest deferral provisions of Sections 2.5(b) through (e) ~~of this Third Supplemental Indenture~~;

~~(d)~~(e)	~~whether the~~ remarket each tranche of Notes ~~will be remarketed~~ as fixed rate notes or floating rate notes;

~~(e)~~(f)	if the Notes of any tranche will be remarketed as floating rate notes, determine the applicable index (which must be a qualified floating rate) and the interest payment dates and manner of calculation of interest on ~~the~~ such tranche of Notes, which the Company may change to correspond with the market conventions applicable to notes bearing interest at rates based on the applicable index; and

~~(f)~~(g)	following a Failed Remarketing:

(i)	keep the Stated Maturity Date ~~will remain~~ at September 1, 2043 or ~~will be changed~~ change it to an earlier date, which date shall not be earlier than September 1, 2016 (specifying such date if applicable); and

(ii)	change the date after which the Notes will be redeemable at the Company’s option ~~will be changed~~ (which date shall not be earlier than September 1, 2016) and the redemption price or prices;

provided that if the Failed Remarketing occurs during an Extension Period any changed Stated Maturity Date determined pursuant to clause (i) or early redemption date determined pursuant to clause (ii) may not be earlier than the seventh anniversary of the first day of such Extension Period.

Any such ~~elections~~ changes to the terms of the Notes made by the Company pursuant to clauses (a) through ~~(e)~~ (f) shall, upon successful completion of a Remarketing, automatically apply and come into effect in respect of the Notes as of the Remarketing Settlement Date and any such elections made by the Company pursuant to clause ~~(f)~~ (g) in connection with a Failed Remarketing shall come into effect in respect of the Notes upon the announcement by the Company that the Final Remarketing is a Failed Remarketing.

•	Section 3.3 - Reset of Interest Rate in Connection with Remarketings and Related Changes in Terms.

(a)	As part of and in connection with each Remarketing, the Remarketing Agent shall determine the Reset Rate or Reset Spread with respect to each tranche of Notes subject to Sections 3.3(b) through (e), pursuant to the Remarketing Agreement and in accordance with the other provisions of this Article III, that will apply to all Notes of such tranche (whether or not sold in the Remarketing) if such Remarketing is Successful for each Interest Period or portion thereof commencing on or after such Remarketing Settlement Date, subject to the following provisions and limitations:

~~(i)~~	~~in connection with a Remarketing that is not a Final Remarketing, (A) if the Notes are remarketed as fixed rate notes, the Reset Rate may not exceed the Fixed Rate Reset Cap and (B) if the Notes are remarketed as floating rate notes, the Reset Spread may not exceed the Floating Rate Reset Cap;~~

~~(ii)~~(i)	the interest rate on ~~the~~ any tranche of Notes may not at any time be less than 0% per annum; and

~~(iii)~~(ii)	if (A) the interest rate on ~~the~~ any tranche of Notes is not a fixed rate or a “qualified floating rate” (as defined in U.S. Treasury regulations section 1.1275-5(b)), (B) interest on ~~the~~ such tranche of Notes is not unconditionally payable at intervals of no more than one year through the remaining term of the Notes, or (C) the redemption price of ~~the~~ such tranche of Notes is not their principal amount (disregarding a customary call premium that is fixed or objectively determinable based on a qualified floating rate), then the Company shall have received a written opinion of Sullivan & Cromwell LLP or other nationally recognized tax counsel experienced in such matters to the effect that the discussion contained in the Prospectus under the heading “Certain U.S. Federal Income Tax Consequences” is materially correct, taking into account all of the terms of ~~the~~ such tranche of Notes following the Remarketing.

(b)	If the Remarketing has been determined to be Successful in accordance with Section 3.5(a) ~~of this Third Supplemental Indenture,~~ by approximately 4:30 P.M., New York City time, on the date of such Successful Remarketing, (i) the Remarketing Agent shall notify the Company, the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee that the Remarketing was Successful and the Reset Rate or Reset Spread determined with respect to each tranche of Notes as part of such Remarketing in accordance with this Article III and (ii) the Company shall notify the Collateral Agent, the Custodial Agent, the Property Trustee (on behalf of the Issuer Trust) and the Trustee of the changes to the terms of the Notes made pursuant to Section 3.2.

(c)	If a Remarketing is Successful, then commencing with the related Remarketing Settlement Date the interest rate on ~~the~~ each tranche of Notes shall be reset to the rate, determined in accordance with this Article III pursuant to such Remarketing and the other changes, if any, in the terms of ~~the~~ such tranche of Notes as notified by the Company pursuant to Section 3.2(b), shall become effective in accordance with this Article.

•	Section 3.4 - Early Remarketing.

If an Early Settlement Event occurs prior to the Stock Purchase Date, the Remarketing Periods, for the purposes of this Section 3.4, shall be the five Business Day periods commencing on the seventh Business Day prior to a February 8, May 1, August 1 or November 1 (or if any such day is not a Business Day, the next Business Day) (which will also be a “Remarketing Settlement Date” for the purposes of this Section 3.4), and concluding with the earlier to occur of the fifth such date and a Successful Remarketing; provided that in the case of an Early Settlement Event of the type described in clause ~~(v)~~ (ii) of the definition of such term, there shall be only one Remarketing Period ~~and the Reset Rate or Reset Spread shall not be subject to the Fixed Rate Reset Cap or Floating Rate Reset Cap, as the case may be~~, and if the Remarketing conducted on such date is not Successful, it shall be a Failed Remarketing and the Stock Purchase Date shall be the next succeeding March 1, June 1, September 1 or December 1 (or if such day is not a Business Day, the next Business Day).

•	Section 3.5 - Company Announcements.

~~(c)~~	~~If on any Business Day during a Remarketing Period other than the last day thereof the Company has determined to postpone the Remarketing until the next Business Day, the Company shall issue a press release through Bloomberg Business News or other reasonable means of distribution stating that such Remarketing has been postponed.~~

•	Section 3.6 - Supplemental Indenture.

Notwithstanding any provision of the Indenture to the contrary, the Company and the Trustee may enter into a supplemental indenture without the consent of any Holder of the Notes or of any APEX Holder (i) to reflect any modifications to the terms of the Notes pursuant to the terms of this Article III and to provide for the exchange of the Notes for Notes in the form reflecting such modifications and adopted pursuant to such supplemental indenture or (ii) to correct or supplement any provision in the Indenture that may be inconsistent with the Fifth Supplemental Indenture or which may be necessary in order to give effect to the amendments to the Indenture as applicable to the Notes provided for in the Fifth Supplemental Indenture.

•

The Regular Record Date for each payment of interest on the Notes due after the date of the Fifth Supplemental Indenture shall be the calendar day immediately preceding the applicable Interest Payment Date.

C)	Proposed Amendments to the Collateral Agreement

•	Section 1.01 - Definitions.

“Additional Treasury Securities” means U.S. Treasury securities purchased with the net proceeds of a Successful Remarketing (or, if the Remarketing Settlement Date for such Successful Remarketing occurs on any of the seven Business Days immediately preceding an Interim Regular Distribution Date, Permitted Investments) that, with respect to each Note sold in the Successful Remarketing, will pay on or prior to each Interim Regular Distribution Date (if any) an amount of cash equal to the interest payment scheduled to be payable on such Interim Regular Distribution Date on such Note, assuming for that purpose, even if not true, that the interest rate on such Note for the interest period with respect to which such interest payment is calculated, is equal to the interest rate in respect of such interest period to calculate the Remarketing Value (as defined in the Indenture Supplement) and that all accrued and unpaid interest on such Note is paid in cash on each such date.

“Interim Regular Distribution Date” means, with respect to a Successful Remarketing, a Regular Distribution Date occurring after the Remarketing Settlement Date and prior to the Stock Purchase Date.

•	Section 4.01 - Appointment.

The Issuer Trust hereby appoints the Custodial Agent as Custodial Agent of the Issuer Trust to hold all of the Notes that are property of the Issuer Trust, other than the Pledged Notes (collectively, the “Custody Notes”), and Additional Treasury Securities for the benefit of the Issuer Trust and for the purposes set forth herein, and the Custodial Agent hereby accepts such appointment under the terms and conditions set forth herein.

•	Section 4.02 - Custody.

The Custodial Agent will hold the Custody Notes and Additional Treasury Securities in the Custody Account. For the avoidance of doubt, the Custodial Agent shall segregate on its books and records the assets of the Issuer Trust from assets held by the Custodial Agent for other customers (including the Collateral) or for the Custodial Agent itself. The Custodial Agent shall only have the obligations expressly set forth herein and shall have no responsibility for monitoring compliance with the Declaration of Trust, the Stock Purchase Agreement or any other agreement in connection therewith. The Custodial Agent shall accept the Transfer of Notes from the Collateral Agent from time to time pursuant to Section 6.02, deliver Notes to the Collateral Agent from time to time pursuant to Section 6.03, ~~and~~ deliver Notes to the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 8.03 and Transfer Notes to the Note Trustee for cancellation on the Remarketing Settlement Date and accept new Notes of one or several tranches in exchange therefor in accordance with Section 2.4(f) of the Indenture Supplement. The Custodial Agent shall accept the Transfer of Additional Treasury Securities from the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 6.07 and deliver the Additional Treasury Securities (or any Permitted Investments purchased pursuant to the first sentence of Section 5.03(a)) or the Proceeds thereof to the Paying Agent on the Regular Distribution Date immediately preceding the Stock Purchase Date pursuant to Section 5.03(a).

•	Section 4.03 - Termination of Custody Account.

Upon receipt by the Custodial Agent from the Company of notice of termination of this Agreement pursuant to Section 2.03, the Custodial Agent shall deliver the Custody Notes and Additional Treasury Securities to the Property Trustee.

•	Section 5.02 - Payments Following Termination Event.

(b)	the Custodial Agent shall Transfer the Custody Notes and Additional Treasury Securities and any and all payments of principal or interest it receives in respect thereof to the Property Trustee or its designee.

•	Section 5.03 - Payments Prior to or on Stock Purchase Date.

(a)	Except as provided in Section 5.03(c), if the Collateral Agent shall not have received from the Company, the Property Trustee or any of the Administrative Trustees notice of any Termination Event, all payments of principal received by the Custodial Agent in respect of Additional Treasury Securities shall be invested in Permitted Investments until the next Regular Distribution Date and on such Regular Distribution Date shall be Transferred to the Paying Agent. Except as provided in Section 5.03(c) and Section 6.05, if the Collateral Agent or the Custodial Agent, as the case may be, shall not have received from the Company, the Property Trustee or any of the Administrative Trustees notice of any Termination Event, all payments of principal or interest received by the Collateral Agent or the Securities Intermediary in respect of (i) the Pledged Notes and (ii) the Pledged Treasury Securities shall be held until the Stock Purchase Date, an amount thereof equal to the amount due, if any, from the Issuer Trust to the Swap Counterparty under the Interest Rate Protection Agreement on such date shall be paid at the direction of the Property Trustee or the Company to the Swap Counterparty and an amount thereof equal to the Purchase Price under the Stock Purchase Contracts shall be transferred to the Company on the Stock Purchase Date as provided in Section 2.2 of the Stock Purchase Contract Agreement in satisfaction of the Issuer Trust’s obligation to pay such Purchase Price. Any balance remaining in the Collateral Account shall be released from the Pledge and Transferred to the Paying Agent, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments received under this Section 5.03(a) (which, for purpose of confirmation, includes the excess Proceeds received under Section 6.05(b)) shall be invested; provided that if the Company fails to deliver such instructions by 10:30 A.M. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments as described in clause (6) of the definition of Permitted Investments. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 5.03 (which, for purpose of confirmation, includes acting or omitting to act under Section 6.05(b) in respect of excess Proceeds referred to therein) pursuant to any direction of the Company or any investment in Permitted Investments as described in clause (6) of the definition of Permitted Investments as provided herein and neither the Collateral Agent nor the Securities Intermediary shall in any way be liable for the selection of Permitted Investments or by reason of any insufficiency in the Collateral Account resulting from any loss on any Permitted Investment included therein.

•	Section 6.07 - Application of Proceeds in a Remarketing.

The Remarketing Agent will agree pursuant to the Remarketing Agreement to deliver the Remarketing Treasury Securities purchased from the net proceeds of a Successful Remarketing to the Securities Intermediary for deposit into the Collateral Account. The Remarketing Agent will agree pursuant to the Remarketing Agreement to deliver the Additional Treasury Securities purchased from the net proceeds of a Successful Remarketing to the Custodial Agent for deposit into the Custodial Account.

•	Section 8.02 - Remarketing; Contingent Exchange Elections by Holder of Normal APEX.

(a)	In the event a Holder of Normal APEX exercises its rights pursuant to Sections 5.14(a)(i), (b) and (e) of the Declaration of Trust to contingently exchange Normal APEX and Qualifying Treasury Securities for Stripped APEX and Capital APEX in connection with any Remarketing by,

(i)

during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the

Normal APEX that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed Notice of Contingent Exchange Election; and

***

(b)	Upon the receipt of notice from the Remarketing Agent that the Remarketing has been Successful, on the Remarketing Settlement Date,

(i)	the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, against delivery by the Remarketing Agent of Remarketing Treasury Securities purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for deposit in the Collateral Account and (B) instruct the Securities Intermediary to release from the Pledge and Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Pledged Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided);

(ii)	the Securities Intermediary will (A) release the Pledged Notes from the Pledge, and Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a) (it being understood that if the Sponsor elects pursuant to Article III of the Indenture Supplement to subdivide the Notes into multiple tranches upon the occurrence of a Successful Remarketing, the Pledged Notes to be released and transferred shall consist of Notes of each such tranche in the same proportion as the remarketed Notes are subdivided), (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities, if any, deposited with the Collateral Agent pursuant to Section 8.02(a) and the Remarketing Treasury Securities deposited with the Collateral Agent pursuant to Section 6.07 and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;

* * *

•	Section 8.03 - Contingent Disposition Election by Holder of Capital APEX.

(a)	In the event a Holder of Capital APEX exercises its rights pursuant to Sections 5.14(a)(ii), (b), (f) and (g) of the Declaration of Trust to contingently dispose of Capital APEX in connection with any Remarketing by, during the period that commences with the Custodial Agent’s and Securities Registrar’s opening of normal business hours on the ~~tenth~~ seventh Business Day immediately preceding the first day of a Remarketing Period and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding the first day of such Remarketing Period, Transferring the Capital APEX that are the subject of such Contingent Disposition Election to the Securities Registrar and delivering a duly completed Notice of Contingent Disposition Election to the Securities Registrar and Custodial Agent, the Custodial Agent shall, upon such Transfer and receipt of such notice, notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding the first day of each Remarketing Period of the aggregate principal amount of Custody Notes with respect to which elections have been validly made pursuant to this Section 8.03(a).

The Information Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

65 Broadway—Suite 404

New York, New York 10006

Attn: Corporate Actions

E-mail: info@gbsc-usa.com

Banks and Brokers call: (212) 430-3774

Toll free (866)-488-1500

The Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

By facsimile:

(For Eligible Institutions only):

(212) 430-3775/3779

Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404	65 Broadway—Suite 404	65 Broadway—Suite 404
New York, NY 10006	New York, NY 10006	New York, NY 10006

Questions concerning the terms of the Consent Solicitation should be directed to the Solicitation Agent:

Goldman, Sachs & Co.

Liability Management Group

200 West Street

New York, NY 10282

(212) 902-5183

(800) 828-3182